STATEMENT OF ADDITIONAL INFORMATION

March 1, 2011, As Revised October 11, 2011

Alger China-U.S. Growth Fund

Alger China-U.S. Growth Fund (the “Fund”) is a registered investment company—a mutual fund. The Fund offers two classes of shares (Class A and Class C) to investors, each with a different combination of sales charges, distribution fees and other features.

	Class	Ticker Symbol
Alger China-U.S. Growth Fund	A	CHUSX
	C	CHUCX

The Fund’s financial statements for the year ended October 31, 2010 are contained in its annual report to shareholders and are incorporated by reference into this Statement of Additional Information.

This Statement of Additional Information is not a Prospectus. This document contains additional information about Alger China-U.S. Growth Fund and supplements information in the Fund’s Prospectus dated March 1, 2011. It should be read together with the Prospectus, which may be obtained free of charge by writing the Fund c/o Boston Financial Data Services, Inc., Attn: Alger China-U.S. Growth Fund, P.O. Box 8450, Boston, MA 02266-8450, or calling (800) 254-3796, or at the Fund’s website at http://www.alger.com.

CONTENTS

Investment Strategies and Policies	2
Net Asset Value	14
Classes of Shares	14
Purchases	14
Redemptions	20
Exchanges	22
Management	23
Code of Ethics	30
Taxes	31
Dividends	32
Custodian and Transfer Agent	32
Independent Registered Public Accounting Firm	33
Certain Shareholders	33
Organization	33
Proxy Voting Policies & Procedures	35
Financial Statements	37
Potential Conflicts of Interest	37
Appendix	A-1

INVESTMENT STRATEGIES AND POLICIES

Certain Securities and Investment Techniques

The Prospectus discusses the investment objective of the Fund and the primary strategies to be employed to achieve the objective. This section contains supplemental information concerning the types of securities and other instruments in which the Fund may invest, the investment policies and strategies that the Fund may utilize as well as certain risks attendant to those investments, policies and strategies.

The Fund is a diversified, open-end, management investment company.

The investment strategies of Fred Alger Management, Inc. (“Alger Management” or the “Manager”) utilize the proprietary research of its analyst and portfolio management team to continually assess the markets and sectors it follows for attractive investment opportunities. With respect to stocks in the Fund’s portfolio, one principle of the portfolio strategy at Alger Management is for analysts and portfolio managers to evaluate the return potential vs. risk (downside) in each stock held in a portfolio and compare that to those, and other variables, offered by stocks under coverage within Alger Management’s research team. Portfolio managers, together with investment analysts, at Alger Management continually seek to optimize performance of the Fund’s portfolio by replacing individual stocks, or reducing or increasing their relative weighting in other portfolios, with stocks evaluated as having better appreciation potential, improved reward to risk opportunity, or offer the portfolio diversification or other characteristics determined to be beneficial to achieving the overall portfolio’s objectives. The Fund’s portfolio turnover rate may vary significantly from year to year as a result of the Fund’s investment process.

There is no guarantee that the Fund will achieve its investment objective.

The Fund will notify shareholders of any material change in this investment policy by 60 days prior written notice.

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow.

Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, the Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. The Fund may purchase trust preferred securities which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

Temporary Defensive and Interim Investments

When market conditions are unstable, or the Manager or Martin Currie Inc. (“Martin Currie” or the “Sub-Adviser”), believes it is otherwise appropriate to reduce holdings in stocks, the Fund can invest up to 100% of assets in a variety of debt securities for defensive purposes. The Fund can also purchase these securities for liquidity purposes to meet cash needs due to the redemption of Fund shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities. The Fund can buy:

•  high-quality, short-term money market instruments, including those issued by the U.S. Treasury or other government agencies;

•  commercial paper (short-term, unsecured, promissory notes of domestic or foreign companies);

•  short-term debt obligations of corporate issuers, certificates of deposit and bankers’ acceptances of domestic and foreign banks and savings and loan associations; and

•  repurchase agreements.

Short-term debt securities would normally be selected for defensive or cash management purposes because they can normally be disposed of quickly and are not generally subject to significant fluctuations in principal value, and their value will be less subject to interest rate risk than longer-term debt securities.

Convertible Securities

The Fund may invest in convertible securities, which are debt instruments or preferred stocks that make fixed dividend or interest payments and are convertible into common stock. Generally, the market prices of convertible securities tend to reflect price changes in their underlying common stocks, but also tend to respond inversely to changes in interest rates. Convertible securities typically entail less market risk than investments in the common stock of the same issuers, and declines in their market prices are typically not as pronounced as those of their underlying common stocks. Like all fixed-income securities, convertible securities are subject to the risk of default on their issuers’ payment obligations.

U.S. Government Obligations

The Fund may invest in U.S. Government securities, which include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. In addition to U.S. Treasury securities, the Fund may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

U.S. Government Agency Securities

These securities are issued or guaranteed by U.S. government sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Administration, Federal Housing Administration and Maritime Administration. Some of these securities are supported by the full faith and credit of the U.S. Treasury, and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

Bank Obligations

These are certificates of deposit, bankers’ acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates.

The Fund will not invest in any debt security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $250,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation; and (i) in the case of foreign banks, the security is, in the opinion of Alger Management, of an investment quality comparable to other debt securities which may be purchased by the Fund. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

Foreign Bank Obligations

Investments by the Fund in foreign bank obligations and obligations of foreign branches of domestic banks present certain risks, including the impact of future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and/or the addition of other foreign governmental restrictions that might affect adversely the payment of principal and interest on these obligations. In addition, there may be less publicly available and reliable information about a foreign bank than about domestic banks owing to different accounting, auditing, reporting and recordkeeping standards. In view of these risks, Alger Management will carefully evaluate these investments on a case-by-case basis.

Short-term Corporate Debt Securities

These are outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

Commercial Paper

These are short-term promissory notes issued by corporations primarily to finance short-term credit needs.

The commercial paper purchased by the Fund may consist of U.S. dollar-denominated obligations of domestic issuers and foreign currency-denominated obligations of domestic or foreign issuers. Because these obligations are direct lending arrangements between the lender and the borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

Variable Rate Master Demand Notes

These are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because these notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although no active secondary market may exist for these notes, the Fund may demand payment of principal and accrued interest at any time or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy Alger Management that the same criteria for issuers of commercial paper are met. In addition, when purchasing variable rate master demand notes, Alger Management will consider the earning power, cash flows and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand. In the event an issuer of a variable rate master demand note were to default on its payment obligations, the Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

Repurchase Agreements

Under the terms of a repurchase agreement, the Fund would acquire a high quality money market instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the instrument at an agreed price (including accrued interest) and time, thereby determining the yield during the Fund’s holding period. Repurchase agreements may be seen to be loans by the Fund collateralized by the underlying instrument. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund’s holding period and not necessarily related to the rate of return on the underlying instrument. The value of the underlying securities, including accrued interest, will be at least equal at all times to the total amount of the repurchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or part of the income from the agreement. Alger Management reviews the credit worthiness of those banks, dealers and clearing corporations with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.

Reverse Repurchase Agreements

Reverse repurchase agreements are the same as repurchase agreements except that, in this instance, the Fund would assume the role of seller/borrower in the transaction. The Fund will maintain segregated accounts consisting of cash or liquid securities that at all times are in an amount equal to its obligations under reverse repurchase agreements. The Fund will invest the proceeds in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. Under the Investment Company Act of 1940, as amended (the “Act”), reverse repurchase agreements may be considered borrowings by the seller; accordingly, the Fund will limit its investments in reverse repurchase agreements and other borrowings to no more than one-third of its total assets.

Firm Commitment Agreements and When-Issued Purchases

Firm commitment agreements and “when-issued” purchases call for the purchase of securities at an agreed price on a specified future date and would be used, for example, when a decline in the yield of securities of a given issuer is anticipated and a more advantageous yield may be obtained by committing currently to purchase securities to be issued later. When the Fund purchases a security under a firm commitment agreement or on a when-issued basis it assumes the risk of any decline in value of the security occurring between the date of the agreement or purchase and the settlement date of the transaction. The Fund will not use these transactions for leveraging purposes and, accordingly, will segregate cash or liquid securities in an amount sufficient at all times to meet its purchase obligations under these agreements.

Warrants and Rights

The Fund may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. Warrants are freely transferable and are traded on the major securities exchanges.

Equity-Linked Notes

The Fund may invest in equity-linked notes. These are notes, typically issued by financial institutions or special purpose entities, whose performance is tied to a foreign equity security or a basket or index of foreign equity securities; the principal payable at maturity is based on the current price of the linked security, basket or index. Equity-linked notes are generally subject to the risks associated with the securities of foreign issuers and with securities denominated in foreign currencies and, because they are equity-linked, may return a lower amount at maturity because of a decline in value of the linked security or securities.

Restricted and Illiquid Securities

The Fund may invest in restricted securities governed by Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Rule 144A is designed to facilitate efficient trading of unregistered securities among institutional investors. Rule 144A permits the resale to qualified institutions of restricted securities that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted on NASDAQ. In adopting Rule 144A, the Securities and Exchange Commission (the “SEC”) specifically stated that restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations if the Board of Trustees (or the Manager acting subject to the board’s supervision) determines that the securities are in fact liquid. The Board of Trustees has delegated its responsibility to Alger Management to determine the liquidity of each restricted security purchased pursuant to Rule 144A, subject to the Board of Trustees’ oversight and review. Examples of factors that will be taken into account in evaluating the liquidity of a Rule 144A security, both with respect to the initial purchase and on an ongoing basis, will include, among others: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Fund could be adversely affected.

The Fund may invest 15% of its net assets in illiquid securities, which are securities (i.e. stocks, bonds or commodities) that cannot be sold or disposed of in the ordinary course of business, within seven days, at the approximate price the Fund used to value the security when the net asset value of the Fund was calculated. An illiquid security does not have an active secondary market, is not widely traded, and is difficult to sell in the ordinary course of business at fair value. In other words, they cannot be readily converted into cash because there is no ready market. Illiquid securities may be subject to liquidity risk, which is the risk that under certain circumstances particular investments may be difficult to sell at an advantageous price. There is also the risk that the securities cannot be sold without potentially suffering a sizable loss.

Short Sales

The Fund may sell securities “short against the box.” While a short sale is the sale of a security the Fund does not own, it is “against the box” if at all times when the short position is open the Fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Short sale transactions have been subject to increased regulatory scrutiny in response to recent market events, including the imposition of restrictions on short-selling certain securities and reporting requirements.  Regulatory authorities may from time to time impose restrictions that adversely affect the ability to borrow certain securities in connection with short sale transactions. Regulations imposed by the SEC, and the potential for further interventions by the SEC or other regulators, may discourage or impede short selling practices due to the increased economic, regulatory, compliance and disclosure obligations or risks that they present.

Lending of Fund Securities

The Fund may lend securities to brokers, dealers and other financial organizations. The Fund will not lend securities to Alger Management or its affiliates. By lending its securities, the Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in short-term securities or by earning income in the form of interest paid by the borrower when U.S. government securities or letters of credit are used as collateral. The Fund will adhere to the following conditions whenever its securities are loaned: (a) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase this collateral whenever the market value of the securities including accrued interest exceeds the value of the collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (e) the Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Fund’s Board of Trustees must terminate the loan and regain the right to vote the securities.

The Fund bears a risk of loss in the event that the other party to a stock loan transaction defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the collateral securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or a part of the income from the transaction.

Foreign Securities

The Fund will normally invest a large portion of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar-denominated securities of foreign issuers). Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealing between nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared to dividends paid to the Fund by domestic corporations. It should be noted that there may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations. Securities purchased on foreign exchanges may be held in custody by a foreign branch of a domestic bank.

The risks associated with investing in foreign securities are often heightened for investments in emerging markets countries. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the small size of the markets for securities of emerging markets issuers and the currently low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property. The Fund’s purchase and sale of portfolio securities in certain emerging markets countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of the Fund, Alger Management and its affiliates and its clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. These limitations may have a negative impact on the Fund’s performance and may adversely affect the liquidity of the Fund’s investment to the extent that it invests in certain emerging market countries. In addition, some emerging markets countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging markets countries’ currencies may not be internationally traded. Certain of these currencies have experienced volatility relative to the U.S. dollar. If the Fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the Fund’s net asset value will be adversely affected. If the Fund hedges the U.S. dollar value of securities it own denominated in currencies that increase in value, the Fund will not benefit from the hedge it purchased, and will lose the amount it paid for the hedge. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

The Fund may also invest in the securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, “ADRs”) and Global Depositary Receipts and Global Depositary Shares (collectively, “GDRs”) and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

These securities may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Foreign Debt Securities

The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries. The relative performance of various countries’ fixed-income markets historically has reflected wide variations relating to the unique characteristics of the country’s economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

The foreign government securities in which the Fund may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.

Foreign government securities also include debt securities of “quasi-governmental agencies” and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government’s full faith and credit and general taxing powers.

Derivative Transactions

The Fund may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market or interest rate risks, to provide a substitute for purchasing or selling particular securities or to increase potential returns. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivative instruments the Fund may use include, but are not limited to, options contracts, futures contracts, and options on futures contracts. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than “traditional” securities would. Alger Management, however, may decide not to employ some or all of these strategies for the Fund and there is no assurance that any derivatives strategy used by the Fund will succeed.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund’s performance.

If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with the underlying instruments or the Fund’s other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

The Fund, as permitted, may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund. Before the Fund enters into such transactions or makes any such investment, the Fund will provide appropriate disclosure in its Prospectus or this Statement of Additional Information.

Options

The Fund may purchase put and call options and sell (write) covered put and call options on securities and securities indexes to increase gain or to hedge against the risk of unfavorable price movements, although the Fund currently does not intend to rely on these strategies extensively, if at all. The Fund may only buy or sell options that are listed on a national securities exchange.

A call option on a security is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price during the term of the option. The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period. A put option on a security is a contract that, in return for the premium, gives the holder of the option the right to sell to the writer (seller) the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price during the option period.

The Fund will not sell options that are not covered. A call option written by the Fund on a security is “covered” if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written or (2) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. government securities or other high-grade, short-term obligations in a segregated account. A put option is “covered” if the Fund maintains cash or other high-grade, short-term obligations with a value equal to the exercise price in a segregated account, or else holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

The Fund would realize a profit from a closing transaction if the price of the transaction were less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund would realize a loss from a closing transaction if the price of the transaction were more than the premium received from writing the option or less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.

An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its option in order to realize any profit and would incur brokerage commissions upon the exercise of the options. If the Fund, as a covered call option writer, were unable to effect a closing purchase transaction in a secondary market, it would not be able to sell the underlying security until the option expired or it delivered the underlying security upon exercise or otherwise covered the position.

In addition to options on securities, the Fund may also purchase and sell call and put options on securities indexes. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Fund is obligated, in return for the premium received, to make delivery of this amount. The Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase these options unless Alger Management is satisfied with the development, depth and liquidity of the market and Alger Management believes the options can be closed out.

Price movements in the Fund’s securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend, in part, on the ability of Alger Management to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indexes require settlement in cash, Alger Management might be forced to liquidate portfolio securities to meet settlement obligations.

Although Alger Management will attempt to take appropriate measures to minimize the risks relating to any trading by the Fund in put and call options, there can be no assurance that the Fund will succeed in any option trading program it undertakes.

Stock Index Futures and Options on Stock Index Futures

If the Fund utilizes these investments, it will do so only for hedging, not speculative, purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the net cash amount called for in the contract at a specific future time. Put options on futures might be purchased to protect against declines in the market values of securities occasioned by a decline in stock prices and securities index futures might be sold to protect against a general decline in the value of securities of the type that comprise the index. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver such position.

A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. While incidental to its securities activities, the Fund may use index futures as a substitute for a comparable market position in the underlying securities. The Fund has not invested in index futures in the past.

If the Fund uses futures, or options thereon, for hedging, the risk of imperfect correlation will increase as the composition of the Fund varies from the composition of the stock index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the stock index futures, the Fund may, if it uses a hedging strategy, buy or sell stock index futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the stock index futures has been less or greater than that of the securities. Such “over hedging” or “under hedging” may adversely affect the Fund’s net investment results if market movements are not as anticipated when the hedge is established.

An option on a stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract at a specified exercise price during the term of the option. The Fund would sell options on stock index futures contracts only as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions could be effected or that there would be correlation between price movements in the options on stock index futures and price movements in the Fund’s securities which were the subject of the hedge. In addition, any purchase by the Fund of such options would be based upon predictions as to anticipated market trends, which could prove to be inaccurate.

The Fund’s use, if any, of stock index futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only, if at all, for bona fide hedging, risk management or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon will require the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on stock index futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund’s total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

Borrowing

The Fund may borrow from banks for temporary or emergency purposes. It may also borrow money from banks to buy additional securities; this borrowing is known as leveraging. Leverage increases both investment opportunity and investment risk. If the investment gains on securities purchased with borrowed money exceed the interest paid on the borrowing, the net asset value of the Fund’s shares will rise faster than would otherwise be the case. On the other hand, if the investment gains fail to cover the cost (including interest) of borrowings, or if there are losses, the net asset value of the Fund’s shares will decrease faster than would otherwise be the case. The Fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If such asset coverage should decline below 300% as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Interfund Loans

The SEC has granted an exemption permitting the Funds advised by Alger Management to participate in an interfund lending program.  This program allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes.  To the extent permitted under its investment restrictions, each Fund may lend uninvested cash in an amount up to 15% of its net assets to other Funds, and each Fund may borrow in an amount up to 10% of its net assets from other Funds.  If a Fund has borrowed from other Funds and has aggregate borrowings from all sources that exceed 10% of the Fund’s total assets, such Fund will secure all of its loans from other Funds. The ability of the Fund to lend cash to or borrow cash from other Funds is subject to certain other terms and conditions.  The Trust’s Board of Trustees is responsible for overseeing the interfund lending program.

Exchange-Traded Funds

To the extent otherwise consistent with its investment policies and applicable law, the Fund may invest in “exchange-traded funds” (ETFs), registered investment companies whose shares are listed on a national stock exchange. ETFs, which may be unit investment trusts or mutual funds, typically hold portfolios of securities designed to track the performance of various broad securities indexes or sectors of such indexes. ETFs thus provide another means, in addition to futures and options on indexes, of creating or hedging securities index exposure in the Fund’s investment strategies. ETFs are listed on exchanges and trade in the secondary market on a per-share basis.

The values of ETFs are subject to change as the values of their respective component securities or commodities fluctuate according to market volatility.  Investments in ETFs that are designed to correspond to an equity index involve certain inherent risks generally associated with investments in a portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs held by a Fund.  Similarly, investments in ETFs that are designed to correspond to commodity returns involve certain inherent risks generally associated with investment in commodities.  Moreover, investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.

Master Limited Partnerships

The Fund may invest in Master Limited Partnerships (“MLP”).  An MLP is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for federal income tax purposes.  MLPs generally have two classes of owners, the general partner and limited partners.  The general partner typically controls the partnership’s operations and management. The Fund may purchase publicly traded common units issued to limited partners of MLPs.  MLPs combine the tax advantages of a partnership with the liquidity of a publicly traded stock.  MLP income is generally not subject to entity-level tax; rather, its income, gain or losses pass through to common unitholders.  The value of an MLP generally fluctuates predominantly based on prevailing market conditions and the success of the MLP.  Investments held by MLPs may be relatively illiquid, and MLPs themselves may trade infrequently and in limited volume.  MLPs involve the risks related to their underlying assets, and risks associated with pooled investment vehicles.

Venture Capital and Private Equity Investments

The Fund may identify investment opportunities that are not yet available in the public markets and that are accessible only through private equity investments.  To capitalize on such opportunities, the Fund may invest in venture capital or private equity funds, direct private equity investments and other investments that Alger Management determines to have limited liquidity (the “Special Investment Opportunities”).  There may be no trading market for Special Investment Opportunities, and the sale or transfer of such securities may be limited or prohibited by contract or legal requirements, or may be dependent on an exit strategy, such as an IPO or the sale of a business, which may not occur, or may be dependent on managerial assistance provided by other investors and their willingness to provide additional financial support.  Positions in Special Investment Opportunities may be able to be liquidated, if at all, only at disadvantageous prices.  As a result, a Fund that holds such positions may be required to do so for several years, if not longer, regardless of adverse price movements.  Investment in Special Investment Opportunities may cause a Fund to be less liquid than would otherwise be the case.

Investment Restrictions

The investment restrictions numbered 1 through 7 below have been adopted by the Fund as fundamental policies. Under the Act, a “fundamental” policy may not be changed without the vote of a “majority of the outstanding voting securities” of the Fund, which is defined in the Act as the lesser of (a) 67% or more of the shares present at a Fund meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares. The Fund’s investment objective is a non-fundamental policy.

1. Except as otherwise permitted by the Act (which currently limits borrowing to no more than 33 1/3% of the value of the Fund’s total assets), or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not borrow money.

2. Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act, by virtue of disposing of portfolio securities.

3. Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not lend any securities or make loans to others. For purposes of this investment restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the Fund.

4. Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not issue any senior security (as such term is defined in Section 18(f) of the Act), except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund’s borrowing policies. For purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of senior security.

5. Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not purchase, hold or deal in real estate, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.

6. Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not invest in physical commodities or physical commodities contracts, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.

7. Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or as otherwise permitted by the SEC.

Except in the case of the percent limitation set forth in Investment Restriction No. 1 and as may be stated otherwise, the percentage limitations contained in the foregoing restrictions and in the Fund’s other investment policies apply at the time of the purchase of the securities and a later increase or decrease in percentage resulting from a change in the values of the securities or in the amount of the Fund’s assets will not constitute a violation of the restriction.

The Fund is currently classified as a diversified fund under the Act. A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, with respect to 75% of the Fund’s total assets, (a) not more than 5% of the Fund’s total assets would be invested in securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. Under the Act, the Fund cannot change its classification from diversified to non-diversified without shareholder approval.

Portfolio Transactions

Decisions to buy and sell securities and other financial instruments for the Fund are made by Alger Management, which also is responsible for placing these transactions, subject to the overall review of the Fund’s Board of Trustees. Although investment requirements for the Fund are reviewed independently from those of the other accounts managed by Alger Management, investments of the type the Fund may make may also be made by these other accounts. When the Fund and one or more other accounts managed by Alger Management are prepared to invest in, or desire to dispose of, the same security or other financial instrument, available investments or opportunities for sales will be allocated in a manner believed by Alger Management to be equitable to each. In some cases, this procedure may affect adversely the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

Transactions in equity securities are in most cases effected on stock exchanges or over-the-counter markets and involve the payment of negotiated brokerage commissions. Where there is no stated commission, as in the case of certain securities traded in the over-the-counter markets, the prices of those securities include undisclosed commissions or mark-ups. Purchases and sales of money market instruments and debt securities usually are principal transactions. These securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. U.S. government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. government securities may be purchased directly from the U. S. Treasury or from the issuing agency or instrumentality.

To the extent consistent with applicable provisions of the Act and the rules and exemptions adopted by the SEC thereunder, as well as other regulatory requirements, the Fund’s Board of Trustees has determined that portfolio transactions may be executed through Fred Alger & Company, Incorporated (“Alger Inc.”), a registered broker-dealer, if, in the judgment of Alger Management, the use of Alger Inc. is likely to result in price and execution at least as favorable as those of other qualified broker-dealers and if, in particular transactions, Alger Inc. charges the Fund involved a rate consistent with that which other broker-dealers charge to comparable unaffiliated customers in similar transactions. Such transactions will be fair and reasonable to the Fund’s shareholders. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. Principal transactions are not entered into with affiliates of the Fund except pursuant to exemptive rules or orders adopted by the SEC.

In selecting brokers or dealers to execute portfolio transactions on behalf of the Fund, Alger Management seeks the best overall terms available. In assessing the best overall terms available for any transaction, Alger Management will consider the factors it deems relevant, including the breadth of the market in the investment, the price of the investment, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, Alger Management is authorized, in selecting parties to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services, as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, provided to the Fund and/or other accounts over which Alger Management or its affiliates exercise investment discretion. Alger Management’s fees under its agreement with the Fund are not reduced by reason of its receiving brokerage and research service. The Fund’s Board of Trustees will periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time are reasonable in relation to the benefits inuring to the Fund. Neither Alger Inc. nor its affiliates engage in principal transactions with the Fund and, accordingly, receives no compensation in connection with securities purchased or sold in that manner, which include some securities traded in the over-the-counter markets, money market investments and most debt securities. The commissions paid to Alger Inc. during the fiscal years ended October 31, 2008, October 31, 2009 and October 31, 2010 are listed in the table below.

	Broker Commissions
		Paid to Alger Inc.			Soft Dollar Transactions
	Total paid by the Fund	Dollar Amount	% of Brokerage Commissions Paid to Alger Inc.	% of Dollar amount of transaction effected through Alger Inc.	Value of Transactions	Commissions
October 31, 2008	$910,012	$79,742	9%	18%	$22,846,049	$25,824
October 31, 2009	$312,507	$45,790	15%	15%	$6,284,331	$11,470
October 31, 2010	$225,841	$14,035	6%	11%	$6,497,996	$10,495

Disclosure of Portfolio Holdings

The Board of Trustees has adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds make their full holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds’ fiscal quarter.

In addition, the Funds make publicly available their respective month-end top 10 holdings with a 15 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to third parties including financial intermediaries and service providers who need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these third parties to confirm that they understand the Funds’ policies and procedures regarding such disclosure. This agreement must be approved by the Funds’ Chief Compliance Officer.

The Board of Trustees periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders. In addition to material the Funds routinely provide to shareholders, the Manager may, upon request, make additional statistical information available regarding the Alger Institutional Funds. Such information will include, but not be limited to, relative weightings and characteristics of Fund portfolios versus their respective index and security specific impact on overall portfolio performance. Please contact the Funds at (800) 992-3863 to obtain such information.

The Trust provides its portfolio holdings on a daily basis, with no lag, to each of FactSet, Thompson Reuters, Pershing LLC and Bloomberg.

The Trust has ongoing arrangements with Ofi Asset Management/Ofivalmo to disclose its portfolio holdings. Neither the Trust nor any other person is directly compensated for such disclosure, although certain persons receiving such disclosure may be investors in one or more Funds and may therefore be subject to fees applicable to all shareholders.

In addition to material we routinely provide to shareholders, we may, upon request, make additional statistical information available regarding the Funds. Such information will include, among other things, relative weightings and characteristics of Fund portfolios versus their respective index and security specific impact on overall portfolio performance. Please contact the Funds at (800) 992-3863 to obtain such information.

NET ASSET VALUE

The price of one share of a class is its “net asset value.” The net asset value is computed by adding the value of the Fund’s investments plus cash and other assets allocable to the class, deducting applicable liabilities and then dividing the result by the number of shares of the class outstanding. Shares of the two classes may differ in net asset value. Net asset value is calculated as of the close of business (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange (“NYSE”) is open.

Purchases of shares will be based upon the next net asset value calculated after your order is received by the Transfer Agent or other designated intermediary in proper form. If your purchase is made by check, wire or exchange and is received by the close of business of the NYSE (normally 4:00 p.m. Eastern time), your account will be credited on the day of receipt. If your purchase is received after such time, it will be credited the next business day.

The NYSE is generally open on each Monday through Friday, except New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents’ Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.

The assets of the Fund are generally valued on the basis of market quotations. Securities whose principal market is on an exchange or in the over-the-counter market are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. If market quotations are not readily available or do not accurately reflect fair value for a security, or if a security’s value has been materially affected by events occurring after the close of the market on which the security is principally traded, the security may be valued on the basis of fair value as determined by Alger Management under procedures adopted by the Fund’s Board of Trustees. A security’s valuation may differ depending on the method used for determining value. Bonds and other fixed-income securities may be valued on the basis of prices provided by a pricing service approved by the Fund’s Board of Trustees. Short-term securities with maturities of 60 days or less are valued at amortized cost, as described below, which constitutes fair value as determined by the Fund’s Board of Trustees.

The valuation of money market instruments with maturities of 60 days or less held by the Fund is based on their amortized cost which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

CLASSES OF SHARES

The Fund has two classes of shares, Class A shares, which are generally subject to a front-end sales charge, and Class C shares, which are generally subject to a back-end load. From time to time, Alger Inc. may reallow to brokers or financial intermediaries all or substantially all of the initial sales charge. To the extent that it does so, such persons may be deemed to be underwriters of the Fund as defined in the Securities Act.

The Shares of the Fund are listed under the heading “Alger” and once a class reaches the required minimum size, the Class A and C Shares will be listed under the heading “Alger A or C,” as applicable. Current total return figures may be obtained by calling Alger Funds at 800-992-3863.

PURCHASES

Shares of the Fund are offered continuously by the Fund and are distributed on a best efforts basis by Alger Inc. as principal underwriter for the Fund pursuant to a distribution agreement (the “Distribution Agreement”). Under the Distribution Agreement, Alger Inc. bears all selling expenses, including the costs of advertising and of printing prospectuses and distributing them to prospective shareholders.

The Fund does not accept cash or cash alternatives for share purchases. Third-party checks will not be honored except in the case of employer-sponsored retirement plans. You will be charged a fee for any check returned by your bank.

Investors may exchange stock of companies acceptable to Alger Management for shares of the Fund with a minimum of 100 shares of each company generally being required. The Fund believes such exchange provides a means by which holders of certain securities may invest in the Fund without the expense of selling the securities in the open market. The investor should furnish, either in writing or by telephone, to Alger Management a list with a full and exact description of all securities proposed for exchange. Alger Management will then notify the investor as to whether the securities are acceptable and, if so, will send a letter of transmittal to be completed and signed by the investor. Alger Management has the right to reject all or any part of the securities offered for exchange. The securities must then be sent in proper form for transfer with the letter of transmittal to the Custodian of the Fund’s assets. The investor must certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. Upon receipt by the Custodian the securities will be valued as of the close of business on the day of receipt in the same manner as the Fund’s securities are valued each day. Shares of the Fund having an equal net asset value as of the close of the same day will be registered in the investor’s name. There is no charge for making the exchange and no brokerage commission on the securities accepted, although applicable stock transfer taxes, if any, may be deducted. The exchange of securities by the investor pursuant to this offer may constitute a taxable transaction and may result in a gain or loss for federal income tax purposes. The tax treatment experienced by investors may vary depending upon individual circumstances. Each investor should consult a tax adviser to determine federal, state and local tax consequences.

Confirmations and Account Statements

All of your transactions through the Transfer Agent, Boston Financial Data Services, Inc., will be confirmed on separate written transaction confirmations (other than Automatic Investment Plan transactions) and on periodic account statements. You should promptly and carefully review the transaction confirmations and periodic statements provided to you and notify the Transfer Agent in writing of any discrepancy or unauthorized account activity. Any information contained on transaction confirmations and account statements will be conclusive unless you notify the Transfer Agent of an apparent discrepancy or unauthorized account activity within ten (10) business days after the information is transmitted to you.

Shareholder Servicing and Distribution Arrangements

As stated in the Prospectus, in connection with the distribution and shareholder servicing activities of Alger Inc. in respect of Class A and Class C shares of the Fund, the Fund has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act (each a “Distribution Plan”). Pursuant to the Class A Distribution Plan, Class A shares of the Fund pay the Distributor a fee at an annual rate of 0.25% of the value of the average daily net assets of such Class. In addition to the shareholder servicing services noted below, Alger Inc. is compensated for providing distribution services including, but not limited to, organizing and conducting sales seminars, advertising programs, payment of finders’ fees, printing of prospectuses and statements of additional information and reports for potential investors, preparation and distribution of advertising material and sales literature, overhead, supplemental payments to dealers and other institutions as asset-based charges or as payments of commissions, and the costs of administering the Distribution Plan.

Prior to the approval of the Distribution Plan, Class A shares of the Fund were subject to a Shareholder Servicing Agreement pursuant to which the Fund paid Alger Inc. a fee at an annual rate of 0.25% of the value of the average daily net assets of the Fund. Pursuant to the terms of the Shareholder Servicing Agreement, Alger Inc. used the fees paid thereunder to provide compensation for ongoing servicing and/or maintenance of shareholder accounts and to cover an allocable portion of overhead expenses of Alger Inc. and other Alger Inc. and selected dealer office expenses relating to the servicing and/or maintenance of shareholder accounts.

Under the Class C Distribution Plan, a portion of the distribution fee, sometimes described as an “asset-based sales charge,” allows investors to buy shares with no initial sales charge while allowing Alger Inc. to compensate dealers that sell Class C shares of the Fund. Typically, Alger Inc., in its discretion or pursuant to dealer agreements, pays sales commissions of up to 1% of the amount invested in Class C shares, and pays the asset-based sales charge as an ongoing commission to dealers on Class C shares that have been outstanding for more than a year. For Class C shares, the asset-based sales charge is retained by Alger Inc. in the first year after purchase; in subsequent years, all or a portion of it typically is paid to the dealers who sold the Class C shares. In some cases, the selling dealer is Alger Inc. Shareholders of each Class of the Fund adopted a Plan, or approved an amendment to their Classes’ Plan, between January and September of 2007, or when the Class commenced operations, if later.

Each Distribution Plan also authorizes the Fund to pay Alger Inc. a shareholder servicing fee computed at an annual rate of up to 0.25% of the average daily net assets allocable to the Class A or Class C shares, as the case may be, of the Fund, and such fee shall be charged only to that Class. The shareholder servicing fee is used by Alger Inc. to provide compensation for ongoing servicing and/or maintenance of shareholder accounts and to cover an allocable portion of overhead and other Alger Inc. and selected dealer office expenses related to the servicing and/or maintenance of shareholder accounts. Compensation will be paid by Alger Inc. to persons, including Alger Inc. employees, who respond to inquiries of shareholders of the Fund regarding their ownership of shares or their accounts with the Fund or who provide other similar services not otherwise required to be provided by the Fund’s Manager, Transfer Agent or other agent of the Fund.

Pursuant to the Plan for Class C shares, each Fund pays an annual fee of 1.00% of its Class C shares’ average daily net assets to Alger Inc. In addition to the 0.25% shareholder servicing fee, Alger Inc. is paid a 0.75% fee for providing distribution services including, but not limited to, organizing and conducting sales seminars, advertising programs, payment of finders’ fees, printing of prospectuses and SAIs and reports for potential investors, preparation and distribution of advertising material and sales literature, overhead, supplemental payments to dealers and other institutions as asset-based charges or as payments of commissions, and the costs of administering a Distribution Plan. No excess distribution expense is carried forward to subsequent years under the Class A or Class C Distribution Plans.

During the fiscal year ended October 31, 2010, the Fund paid $172,596 for distribution services to Alger Inc. under the provisions of the Class A share’s Distribution Plan. During the fiscal year ended October 31, 2010, the Fund paid $29,860 for distribution services to Alger Inc. under the provisions of the Class C share’s Distribution Plan.

Alger Inc. has acknowledged that payments under the Distribution Plans are subject to the approval of the Board of Trustees and that the Fund is not contractually obligated to make payments in any amount or at any time, including payments in reimbursement of Alger Inc. for expenses and interest thereon incurred in a prior year.

Under its terms, each Distribution Plan remains in effect from year to year, provided such continuation is approved annually by vote of the Fund’s Board of Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the Act) of the Fund, and who have no direct or indirect financial interest in the operation of the Distribution Plans (“Independent Trustees”). The Distribution Plans may not be amended to increase materially the amount to be spent for the services provided by Alger Inc. without the approval of Fund shareholders, and all material amendments of the Distribution Plans must be approved by the Trustees in the manner described above. The Distribution Plans may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund, on not more than 30 days’ written notice to Alger Inc. Alger Inc. will provide to the Board of Trustees quarterly reports of amounts expended under each Distribution Plan and the purpose for which such expenditures were made.

Alger Inc.’s selling expenses during the fiscal year ended October 31, 2010 were as follows:

	Class A	Class C
Advertising & Promotion	$7,430	$1,607
Compensation to Dealers	$186,847	$40,263
Compensation to Sales Personnel	$21,823	$4,709
Printing	$1,054	$232

Total Selling Expenses	$217,154	$46,811

Expenses of the Fund

The Fund will bear its own expenses. Operating expenses for the Fund generally consist of all costs not specifically borne by Alger Management, including investment management fees, fees for necessary professional and brokerage services, distribution fees, costs of regulatory compliance and costs associated with maintaining legal existence and shareholder relations. In addition, Class A and Class C shares of the Fund may pay Alger Inc. for expenses incurred in distributing shares of that class and the Fund may compensate Alger Inc. for servicing shareholder accounts. Expenses not identifiable to any particular class will be allocated in a manner deemed fair and equitable by the Board of Trustees. From time to time, Alger Management, in its sole discretion and as it deems appropriate, may assume certain expenses of the Fund while retaining the ability to be paid by the Fund for such amounts prior to the end of the fiscal year. This will have the effect of lowering the Fund’s overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are sumed or reimbursed, as the case may be.

Purchases Through Processing Organizations

You can purchase and redeem shares through a “Processing Organization,” which is a broker-dealer, bank or other financial institution that purchases shares of the Fund for its clients or customers. The Fund may authorize a Processing Organization to receive, or to designate other financial intermediaries to receive, purchase and redemption orders on the Fund’s behalf. In that case, the Fund will be deemed to have received an order when the Processing Organization or its intermediary receives it in proper form, and the order will be processed at the net asset value of the Fund next calculated after the order is received in proper form by the Processing Organization or its designee. When shares are purchased this way, the Processing Organization, rather than its customer, may be the shareholder of record of the shares. The minimum initial and subsequent investments for shareholders who invest through a Processing Organization will be set by the Processing Organization. Processing Organizations, which may include broker-dealers, banks or other financial institutions, may impose charges and restrictions in addition to or different from those applicable if you invest in the Fund directly. Therefore, you should read the materials provided by the Processing Organization in conjunction with the Prospectus. Certain Processing Organizations may receive compensation from the Fund, Alger, Inc., or any of its affiliates.

Telepurchase Privilege (Class A and Class C Shares)

The price the shareholder will receive will be the price next computed after the Transfer Agent receives the purchase request from the shareholder to purchase shares. While there is no charge to shareholders for this service, a fee will be deducted from a shareholder’s Fund account in case of insufficient funds. This privilege may be terminated at any time without charge or penalty by the shareholder, the Fund, the Transfer Agent or Alger Inc.

Automatic Investment Plan (Class A and Class C Shares)

While there is no charge to shareholders for this service, a fee will be deducted from a shareholder’s Fund account in the case of insufficient funds. A shareholder’s Automatic Investment Plan may be terminated at any time without charge or penalty by the shareholder, the Fund, the Transfer Agent or Alger Inc. Transfers from your bank account to a fund-sponsored retirement account are considered current-year contributions. If the day of the month you select falls on a weekend or a NYSE holiday, the purchase will be made on the next business day.

Right of Accumulation (Class A Shares)

Class A Shares of the Fund may be purchased by “any person” (which includes an individual, his or her spouse or domestic partner and children, or a trustee or other fiduciary of a single trust, estate or single fiduciary account) at a reduced sales charge as determined by aggregating the dollar amount of the new purchase and the current value (at offering price) of all Class A, Class B and Class C shares of The Alger Family of Funds offered with a sales charge then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent (Class A Shares)

A Letter of Intent (“LOI”) contemplating aggregate purchases of $25,000 or more provides an opportunity for an investor to obtain a reduced Class A sales charge by aggregating investments over a 13-month period, provided that the investor refers to such LOI when placing orders. For purposes of a LOI, the “Purchase Amount” as referred to in the sales charge table in the Prospectus includes purchases by “any person” (as defined above) of all Class A, Class B and Class C shares of The Alger Family of Funds offered with a sales charge over the following 13 months. An alternative is to compute the 13-month period starting up to 90 days before the date of execution of the LOI.

REDEMPTIONS

You may incur a 2% redemption fee if you redeem Class A or Class C shares of the Fund within thirty days of having acquired them. Shareholders claiming waivers of the redemption fee must assert their status at the time of redemption. The right of redemption of shares of the Fund may be suspended or the date of payment postponed for more than seven days (a) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of the Fund’s investments or determination of its net asset values not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the Fund’s shareholders.

No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Telephone Redemptions

You automatically have the ability to make redemptions by telephone unless you refuse the telephone redemption privilege. To sell shares by telephone, please call (800) 254-3796. Redemption requests received prior to the close of business of the NYSE (normally 4:00 p.m. Eastern time) will generally be mailed on the next business day.

Redemption proceeds are mailed to the address of record. Any request for redemption proceeds to be sent to the address of record must be in writing with the signature(s) guaranteed if made within 30 days of changing your address.

The Fund, the Transfer Agent and their affiliates are not liable for acting in good faith on telephone instructions relating to your account, so long as they follow reasonable procedures to determine that the telephone instructions are genuine. Such procedures may include recording the telephone calls and requiring some form of personal identification. You should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement.

Redemptions in Kind

Payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund has adopted procedures which provide that if the Board determines that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Fund, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value its portfolio securities and such valuation will be made as of the time the redemption price is determined.

Contingent Deferred Sales Charge (Class A and Class C Shares)

Certain Class A shares are subject to a contingent deferred sales charge (“CDSC”). Class A shares (as well as when combined with Class A shares of The Alger Fund and The Alger Funds II) purchased in an amount of $1 million or more which have not been subject to the Class A initial sales charge and which have not been held for a full year are subject to a CDSC of 1% at the time of redemption. Waivers of the CDSC are discussed below under “Waivers of Sales Charges.”

Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase.

For purposes of the CDSC, it is assumed that the shares of the Fund from which the redemption is made are the shares of the Fund which result in the lowest charge, if any.

Redemptions of shares of the Fund are deemed to be made first from amounts, if any, to which a CDSC does not apply. There is no CDSC on redemptions of (i) shares that represent appreciation on your original investment, or (ii) shares purchased through reinvestment of dividends and capital gains.

Waivers of Sales Charges (Class A and Class C Shares)

No initial sales charge (Class A) or CDSC (Class A or Class C) is imposed on purchases or redemptions (1) by (i) employees of Alger Inc. and its affiliates, (ii) IRAs, Keogh Plans and employee benefit plans for those employees and (iii) spouses, children, siblings and parents of those employees and trusts of which those individuals are beneficiaries, as long as orders for the shares on behalf of those individuals and trusts were placed by the employees; (2) by (i) accounts managed by investment advisory affiliates of Alger Inc. that are registered under the Investment Advisers Act of 1940, as amended, (ii) employees, participants and beneficiaries of those accounts, (iii) IRAs, Keogh Plans and employee benefit plans for those employees, participants and beneficiaries and (iv) spouses and minor children of those employees, participants and beneficiaries as long as orders for the shares were placed by the employees, participants and beneficiaries; (3) by directors or trustees of any investment company for which Alger Inc. or any of its affiliates serves as investment adviser or distributor; (4) of shares held through defined contribution plans as defined by the Employee Retirement Income Security Act of 1974, as amended, that have an agreement in place with the Distributor for, among other things, waiver of the sales charge; (5) by an investment company registered under the 1940 Act in connection with the combination of the investment company with the Fund by merger, acquisition of assets or by any other transaction; (6) by registered investment advisers for their own accounts; (7) by registered investment advisers, banks, trust companies and other financial institutions, including broker-dealers, each on behalf of their clients, that have an agreement in place with the Distributor for, among other things, waiver of the sales charge; (8) by a Processing Organization, as shareholder of record on behalf of (i) investment advisers or financial planners trading for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services and clients of such investment advisers or financial planners trading for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the Processing Organization, and (ii) retirement and deferred compensation plans and trusts used to fund those plans; (9) for their own accounts by registered representatives of broker-dealers that have an agreement in place with the Distributor for, among other things, waiver of the sales charge, and their spouses, children, siblings and parents; (10) by children or spouses of individuals who died in the terrorist attacks of September 11, 2001; and (11) by a shareholder of record as of January 21, 2005 that had purchased Fund shares by contacting the Fund directly, for which Fred Alger & Company, Incorporated is the shareholder’s dealer of record.

Investors purchasing Class A Shares subject to one of the foregoing waivers are required to claim and substantiate their eligibility for the waiver at the time of purchase. It is also the responsibility of shareholders redeeming shares otherwise subject to a CDSC but qualifying for a waiver of the charge to assert this status at the time of redemption. Information regarding these procedures is available by contacting the Funds at (800) 254-3796.

Certain Waivers of the Contingent Deferred Sales Charge (Class A and Class C Shares)

Any CDSC which otherwise would be imposed on redemptions of Fund shares will be waived in certain instances, including (a) redemptions of shares held at the time a shareholder becomes disabled or dies, including the shares of a shareholder who owns the shares with his or her spouse as joint tenants with right of sur-vivorship, provided that the redemption is requested within one year after the death or initial determination of disability, (b) redemptions in connection with the following retirement plan distributions: (i) lump-sum or other distributions from a qualified corporate or Keogh retirement plan following retirement, termination of employment, death or disability (or in the case of a five percent owner of the employer maintaining the plan, following attainment of age 70 1/2); (ii) required distributions from an Individual Retirement Account (“IRA”) following the attainment of age 70 1/2 or from a custodial account under Section 403(b)(7) of the Internal Revenue Code of 1986, as amended, following the later of retirement or attainment of age 70 1/2; and (iii) a tax-free return of an excess contribution to an IRA, (c) systematic withdrawal payments, and (d) redemptions by the Trust of Fund shares whose value has fallen below the minimum initial investment amount. For purposes of the waiver described in (a) above, a person will be deemed “disabled” if the person is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or to be of long-continued and indefinite duration.

Shareholders claiming a waiver must assert their status at the time of redemption.

Systematic Withdrawal Plan (Class A and Class C Shares)

A systematic withdrawal plan (the “Withdrawal Plan”) is available to shareholders who own shares of the Fund with a value exceeding $10,000 and who wish to receive specific amounts of cash periodically. Withdrawals of at least $50 monthly (but no more than one percent of the value of a shareholder’s shares in the Fund) may be made under the Withdrawal Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder’s investment in the Fund, there will be a reduction in the value of the shareholder’s investment and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund.

All dividends and distributions on shares in the Withdrawal Plan are automatically reinvested at net asset value in additional shares of the Fund. For additional information regarding the Withdrawal Plan, contact the Fund.

Signature Guarantees

The Transfer Agent has adopted standards and procedures pursuant to which Medallion Signature Guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, and national securities exchanges, that are participants in the New York Stock Exchange Medallion Signature Program (MSP), the Securities Transfer Agents Medallion Program (STAMP), and the Stock Exchanges Medallion Program (SEMP).

EXCHANGES

In General

Shareholders may exchange some or all of their shares of the Fund for the same class of shares of The Alger Funds or The Alger Funds II. You may, however, incur a 2% redemption fee if you exchange your shares within 30 days of acquiring them.

To obtain a Prospectus for The Alger Funds and more information about such exchanges, please call (800) 254-3796. For tax purposes, an exchange of shares is treated as a sale of the shares exchanged and therefore you may realize a taxable gain or loss when you exchange shares.

You may make exchanges by telephone or in writing. You automatically have the ability to make exchanges by telephone unless you refuse the telephone exchange privilege.

The Fund may charge a transaction fee for each exchange, although it does not intend to do so at present. You will be notified at least 60 days in advance if the Fund decides to impose this fee. The Fund reserves the right to terminate or modify the exchange privilege upon notice to shareholders.

MANAGEMENT

Trustees and Officers of the Fund

The Fund is governed by a Board of Trustees which is responsible for protecting the interests of shareholders under Massachusetts law.

The Board of Trustees has two standing committees: an Audit Committee and a Nominating Committee. The Audit Committee oversees (a) the Fund’s accounting and financial reporting policies and practices and its internal controls and (b) the quality and objectivity of the Fund’s financial statements and the independent audit thereof. The members of the Audit Committee, which met six times during the Fund’s last fiscal year, are Lester L. Colbert, Jr., Stephen E. O’Neil and Nathan E. Saint-Amand. The function of the Nominating Committee is to select and nominate all candidates who are Independent Trustees for election to the Fund’s Board. The Nominating Committee does not normally consider nominees recommended by shareholders. The Nominating Committee, which met once during the Fund’s last fiscal year, is composed of all the Independent Trustees.

While the Nominating Committee expects to be able to identify a sufficient number of qualified candidates on its own, it will consider nominations from shareholders that are submitted in writing and otherwise pursuant to the provisions of the Nominating Committee Charter.

BOARD OF TRUSTEES OF THE FUND

Board’s Oversight Role in Management

The Board’s role in management of the Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Manager, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Manager’s Chief Investment Officer (or a senior representative of his office), the Fund’s and the Manager’s Chief Compliance Officer and portfolio management personnel. The Board’s Audit Committee (which consists of three Independent Trustees) meets during its scheduled meetings, and between meetings the Audit Committee chair maintains contact, with the Trust’s independent registered public accounting firm and the Fund’s Chief Financial Officer. The Board also receives periodic presentations from senior personnel of the Manager regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending. The Board also receives reports from counsel to the Fund or counsel to the Manager and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.

Board Composition and Leadership Structure

The Act requires that at least 40% of a fund’s Trustees not be “interested persons” (as defined in the Act) of the fund and as such are not affiliated with the Manager. To rely on certain exemptive rules under the Act, a majority of a fund’s Trustees must be Independent Trustees, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the Act or the rules thereunder require the approval of a majority of the Independent Trustees. Currently, 85% of the Fund’s Trustees, including the Chairman of the Board, are Independent Trustees. The Chairman of the Board chairs meetings or executive sessions of the Independent Trustees, reviews and comments on Board meeting agendas, represents the views of the Independent Trustees to management and facilitates communication among the Independent Trustees and their counsel. The Board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with the Manager, is appropriate in light of the services that the Manager provides to the Fund and potential conflicts of interest that could arise from this relationship.

Trustees of the Trust, together with information as to their positions with the Trust, and principal occupations, are shown below.

Name (Age) and Address(1)	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Alger Fund Complex(3) which are Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Interested Trustee (2)

Hilary M. Alger (49)	Trustee since 2003	Director of Development, Pennsylvania Ballet since 2004.	25	Board of Directors, Alger Associates, Inc.; Director of Target Margin Theater

Non-Interested Trustees

Charles F. Baird, Jr. (58)	Trustee since 2007	Managing Director of North Castle Partners, a private equity securities group; Chairman of Leiner Health Products, Enzymatic Therapy and Caleel & Hayden (skincare business); former Chairman of Elizabeth Arden Day Spas, Naked Juice, Equinox (fitness company) and EAS (manufacturer of nutritional products).	25

Roger P. Cheever (66)	Trustee since 2007	Associate Vice President for Principal Gifts, and Senior Associate Dean for Development in the Faculty of Arts and Sciences at Harvard University; Formerly Deputy Director of the Harvard College Fund.	25

Lester L. Colbert, Jr. (77)	Trustee since 2003	Private investor since 1988.	25	Director of a private company; Director of National Museum of American History at the Smithsonian Institution, Washington, DC until 2008

Stephen E. O’Neil (79)	Trustee since 2003	Attorney. Private Investor since 1981.	25

David Rosenberg (48)	Trustee since 2007	Associate Professor of Law since January 2006, Zicklin School of Business, Baruch College, City University of New York.	25

Nathan E. Saint-Amand M.D. (73)	Trustee since 2003	Medical doctor in private practice; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988.	25

(1) The address of each Trustee is c/o Fred Alger Management, Inc., 111 Fifth Avenue, New York, NY 10003.

(2) Ms. Alger is an “interested person” (as defined in the Act) of the Funds by virtue of her ownership control of Alger Associates, Inc. (“Alger Associates”), which controls Alger Management and its affiliates.

(3) “Alger Fund Complex” refers to the Trust and the four other registered investment companies managed by Alger Management. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected. Each of the Trustees serves on the Boards of Trustees of the other four registered investment companies in the Alger Fund Complex.

Information About Each Trustee’s Experience, Qualifications, Attributes or Skills

The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the board level, with no single Trustee, or particular factor, being indicative of board effectiveness. However, the Board believes that Trustees need to have the skills, experience and judgment necessary to address the issues directors of investment companies confront in fulfilling their duties to fund shareholders. These skills include the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., medicine or law), public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the Trustees are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Manager, and also may benefit from information provided by the Fund’s or the Manager’s counsel; both Board and Fund counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Each Trustee has been a Board member of the Fund and the Alger Fund Complex mutual funds for at least 3 years. In addition, the following are among some of the specific experiences, qualifications, attributes or skills that each Trustee possesses (this supplements information provided in the table above), which the Board believes help the Trustees to exercise effective business judgment.

•  Hilary M. Alger—In addition to her tenure as a Board member of all of the Alger Fund Complex mutual funds (some since 2003), Ms. Alger has over 10 years experience in development for non-profit entities, and prior to that, worked as a securities analyst at Alger Management. Ms. Alger owns securities issued by, and serves on the Board of Directors of, Alger Associates.

•  Charles F. Baird, Jr.—In addition to his tenure as a Board member of all of the Alger Fund Complex mutual funds (some since 2000), Mr. Baird has over 30 years experience as a business entrepreneur, primarily focusing on private equity securities. His extensive experience in the investment business provides in-depth knowledge of industry practices and standards.

•  Roger P. Cheever—Mr.Cheever has been the Chairman of the Board of all of the Alger Fund Complex mutual funds for over 4 years, and a has been a Board member of some since 2000. Mr. Cheever has over 30 years of experience in the development and management of non-profit entities.

•  Lester L. Colbert, Jr.—In addition to his tenure as a Board member of all of the Alger Fund Complex mutual funds (some since 1974), and his service on the Audit Committee of the Trust, Mr. Colbert also served as an officer and director of a private company for over 16 years. He also has over 20 years of experience as a private investor.

•  Stephen E. O’Neil—In addition to his tenure as a Board member of all of the Alger Fund Complex mutual funds (some since 1973), and his service as Chairman of the Audit Committee of the Trust, Mr. O’Neil has over 40 years experience as a lawyer and private investor.

•  David Rosenberg—In addition to his tenure as a Board member of all of the Alger Fund Complex mutual funds since 2007, Mr. Rosenberg has over 10 years of experience as a professor of business law.

•  Nathan E. Saint-Amand, M.D.—In addition to his tenure as a Board member of all of the Alger Fund Complex mutual funds (some since 1986), Dr. Saint-Amand has been a medical doctor for over 40 years and has served on the boards of several non-profit entities.

Name, Age, Position with the Fund and Address(1)	Principal Occupations	Officer Since
Officers(2)

Dan C. Chung (48) President	President, Chief Investment Officer and Director since 2001 and Chief Executive Officer since 2006 of Alger Management; President since 2003 of Alger Associates; and President since 2003 and Director since 2001 of Analysts Resources, Inc. (“Resources”). Formerly, Trustee of the Fund from 2003 to 2007.	2003

Joseph P. Graham (27) Assistant Secretary	Employed by Alger Management since 2011. Formerly, full-time student.	2011

Michael D. Martins (45) Treasurer	Senior Vice President of Alger Management.	2005

Hal Liebes (46) Secretary	Executive Vice President, Chief Operating Officer, Chief Legal Officer and Secretary of Alger Management; Director since 2006 of Resources. Formerly, Chief Compliance Officer of the Fund Complex from 2005-2006.	2005

Lisa A. Moss (45) Assistant Secretary	Senior Vice President since 2009, and Vice President and Assistant General Counsel of Alger Management since June 2006. Formerly, Director of Merrill Lynch Investment Managers, L.P. from 2005-2006.	2006

Anthony S. Caputo (55) Assistant Treasurer	Employed by Alger Management since 1986, currently serving as Vice President.	2007

Sergio M. Pavone (49) Assistant Treasurer	Employed by Alger Management since 2002, currently serving as Vice President.	2007

Barry J. Mullen (57) Chief Compliance Officer	Senior Vice President and Chief Compliance Officer of Alger Management since May 2006. Formerly, Director of BlackRock, Inc. from 2004-2006.	2006

(1)  The address of each officer is c/o Fred Alger Management, Inc., 111 Fifth Avenue, New York, NY 10003.

(2)  Each officer’s term of office is one year. Each officer serves in the same capacity for the other funds in the Alger Fund Complex.

No director, officer or employee of Alger Management or its affiliates receives any compensation from the Funds for serving as an officer or Trustee of the Fund. Effective February 9, 2010, the Fund pays each Independent Trustee $750 for each meeting attended, to a maximum of $3,000 per annum, plus travel expenses incurred for attending the meeting. The Independent Trustee appointed as Chairman of the Board of Trustees receives additional compensation of $15,000 per annum paid pro rata by each Fund in the Alger Fund Complex. Additionally, the Fund pays each Independent Trustee who is a member of the Audit Committee $75 for each meeting attended, to a maximum of $300 per annum.

The Trustees and officers of the Fund are permitted to purchase shares of the Fund without the payment of any sales charge. Applicable sales charges are waived for these individuals because no selling effort by the Distributor, Alger Inc., is involved and in order to promote the alignment of such individuals’ economic interests with the Fund.

The Fund did not offer its Trustees any pension or retirement benefits during or prior to the fiscal year ended October 31, 2010. The following table provides compensation amounts paid to current Independent Trustees of the Fund for the fiscal year ended October 31, 2010.

COMPENSATION TABLE

Name of Person	Aggregate Compensation from Alger China-U.S. Growth Fund	Total Compensation Paid to Trustees from The Alger Fund Complex
Charles F. Baird, Jr.	$2,750	$74,250
Roger P. Cheever	$2,875	$88,000
Lester L. Colbert, Jr.	$3,025	$81,675
Stephen E. O’Neil	$3,025	$81,675
David Rosenberg	$2,750	$74,250
Nathan E. Saint-Amand	$3,025	$81,675

The following table shows each current Trustee’s beneficial ownership, as of December 31, 2010, by dollar range, of equity securities of the Fund and of the funds in the Alger Fund Complex overseen by that Trustee. The ranges are as follows: A = none; B = $1–$10,000; C = $10,001–$50,000; D = $50,001–$100,000; E = $100,001–$250,000; F = $250,001–$500,000; G = over $500,001.

None of the Independent Trustees and none of their immediate family members owns any securities issued by Alger Management, Alger Inc., or any company (other than a registered investment company) controlling, controlled by or under common control with Alger Management or Alger Inc.

Name of Trustee	Equity Securities of the Fund	Aggregate Equity Securities of Funds in Alger Fund Complex Overseen by Trustee
Interested Trustee

Hilary M. Alger	D	G

Independent Trustees

Charles F. Baird, Jr.	A	A

Roger P. Cheever	A	E

Lester L. Colbert, Jr.	A	D

Stephen E. O’Neil	A	A

David Rosenberg	A	A

Nathan E. Saint-Amand	C	E

Investment Manager

Alger Management has been in the business of providing investment advisory services since 1964 and, as of December 31, 2010, had approximately $10.2 billion in mutual fund assets under management as well as $5.1 billion in other assets. Alger Management is owned by Alger Inc. which in turn is owned by Alger Associates, a financial services holding company. Alger Associates and, indirectly, Alger Management, is controlled by Hilary M. Alger, Nicole D. Alger and Alexandra D. Alger, each of whom owns 33% of the voting rights of Alger Associates.

Alger Management serves as investment adviser to the Funds pursuant to a written agreement between the Fund and Alger Management (the “Advisory Agreement”), and under the supervision of the Board of Trustees. The advisory fee is accrued daily and payable monthly at the annual rate of 1.20% of the average daily net asset value of the Fund. The services provided by Alger Management under the Advisory Agreement include: making investment decisions for the Fund, placing orders to purchase and sell securities on behalf of the Fund, and selecting broker-dealers that, in its judgment, provide prompt and reliable execution at favorable prices and reasonable commission rates. It is anticipated that Alger Inc. will serve as the Fund’s broker in effecting most of the Fund’s transactions on securities exchanges and will retain commissions in accordance with certain regulations of the SEC. Alger Management employs professional securities analysts who provide research services exclusively to the Fund and other accounts for which Alger Management or its affiliates serve as investment adviser or subadviser. Alger Management pays the salaries of all officers who are employed by both it and the Fund. Alger Management bears all expenses in connection with the performance of its services under the Advisory Agreement.

Alger Management may recoup management fees it waives, but only from fees it collects in the same year.

During the fiscal years ended October 31, 2008, 2009 and 2010, Alger Management earned under the terms of the Advisory Agreement with the Fund, $2,114,304, $688,120, and $864,294, respectively.

Pursuant to a separate administration agreement (the “Administration Agreement”), Alger Management also provides administrative services to the Fund, including, but not limited to: providing office space, telephone, office equipment and supplies; authorizing expenditures and approving bills for payment on behalf of the Fund; supervising preparation of periodic shareholder reports, notices and other shareholder communications; supervising the daily pricing of the Fund’s investment portfolio and the publication of the net asset value of the Fund’s shares, earnings reports and other financial data; monitoring relationships with organizations providing services to the Fund, including the Fund’s Custodian, Transfer Agent and printers; providing trading desk facilities for the Fund; and supervising compliance by the Fund with recordkeeping and periodic reporting requirements under the Act.

Alger Management’s administrative fee is .0275% of average daily net assets, and pursuant to an Accounting Agency Agreement between Brown Brothers Harriman & Co. (“BBH”) and the Fund, for a fee of 0.014% of the Funds’ average daily net assets for the first $5 billion in assets and 0.0125% for assets over $5 billion, BBH will provide accounting and bookkeeping services and calculation of the net asset value of the Fund’s shares.

During the fiscal year ended October 31, 2010, Alger Management earned $19,807 under the terms of the Administration Agreement with the Fund.

Effective September 20, 2006, Martin Currie became sub-adviser to the Fund under a written sub-advisory agreement with Alger Management. Pursuant to that agreement, Martin Currie provides investment advisory services to the Fund with respect to that portion of the Fund’s assets that is allocated to Martin Currie (the “Sub-Adviser Assets”), under the general supervision of Alger Management and the oversight of the Trustees of the Fund. Alger Management pays Martin Currie a sub-advisory fee out of its own resources pursuant to the Sub-Advisory Agreement. The Agreement contemplates that at least 80% of the Sub-Adviser Assets will be invested in securities of issuers that are economically tied to China, under policies and restrictions, consistent with those of the Fund’s prospectus and this Statement of Additional Information, that are set forth in the Agreement.

Description of Portfolio Manager Compensation Structure

An Alger Management portfolio manager’s compensation generally consists of salary and an annual bonus. In addition, portfolio managers are eligible for standard health and retirement benefits available to all Alger Management employees, including a 401(k) plan sponsored by Alger Management. A portfolio manager’s base salary is typically a function of the portfolio manager’s experience (with consideration given to type, investment style and size of investment portfolios previously managed), performance of his job responsibilities, and financial services industry peer comparisons. Base salary is generally a fixed amount that is subject to an annual review. The annual bonus is variable from year to year, and considers various factors, including:

•  the firm’s overall financial results and profitability;

•  the firm’s overall investment management performance;

•  current year’s and prior years’ pre-tax investment performance (both relative and absolute) of the portfolios for which the individual is responsible, based on the benchmark of each such portfolio; and

•  the individual’s leadership contribution within the firm.

While the benchmarks and peer groups used in determining a portfolio manager’s compensation may change from time to time, Alger Management may refer to benchmarks, such as those provided by Russell Investments and Standard & Poor’s, and peer groups, such as those provided by Lipper Inc. and Morningstar Inc., that are widely-recognized by the investment industry.

Martin Currie’s ownership structure is heavily geared towards long-term staff retention. There are two components to Martin Currie’s bonus scheme for portfolio managers. Firstly, portfolio managers may earn a bonus for investment performance that is consistent with client objectives. Secondly, portfolio managers share in a percentage of annual fee revenues less attributable costs. Finally, Martin Currie portfolio managers hold equity through a combination of ordinary shares, options and deferred stock. Options are awarded on a performance-related basis to key drivers of the business. In addition, Martin Currie operates both a Share Incentive Plan (SIP) and Save as You Earn Scheme (SAYE) to encourage wider share ownership across the business.

Other Accounts Managed by Portfolio Managers

The numbers and assets (1,000,000s) of other accounts managed by the portfolio managers of the Fund as of October 31, 2010, are as follows.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Dan C. Chung*	14	($3,328.3)	4	($51.7)	13	($880)
Deborah Vélez Medenica**	1	($10.2)		—		—

*The portfolio manager also manages Alger Dynamic Return Fund, a hedge fund included as a pooled investment vehicle.  The advisory fee of Alger Dynamic Return Fund is based on the performance of the account, which had assets of $8.3 million as of December 31, 2010.

** This information is provided as of August 31, 2011.  None of the advisory fees for accounts managed by Ms. Vélez Medenica are based on the performance of the account

Securities Owned by the Portfolio Managers

The following table shows each current portfolio manager’s beneficial interest as of December 31, 2010, by dollar range, in the shares of the Fund. The ranges are as follows: A = none; B = $1–$10,000; C = $10,001–$50,000; D = $50,001–$100,000; E = $100,001–$250,000; F = $250,001–$500,000; G = $500,001–$1,000,000; H = over $1,000,000.

Portfolio Manager	Range
Dan C. Chung	E
Deborah Vélez Medenica*	A

* This information is provided as of August 31, 2011.

Distributor

Alger Inc., (the “Distributor”) an affiliate of Alger Management, serves as the Fund’s principal underwriter, or distributor, and receives payments from the Fund under the Distribution Plans (see “Purchases-Shareholder Servicing and Distribution Arrangements”). Alger Inc. receives brokerage commissions from the Fund (see “Investment Strategies and Policies-Portfolio Transactions”). During the Fund’s fiscal year ended October 31. 2010, Alger, Inc. retained approximately $5,361 in initial sales charges and $2,123 in contingent deferred sales charges.

From time to time Alger Inc., at its expense from its own resources, may compensate brokers, dealers, investment advisers or others (“financial intermediaries”) who are instrumental in effecting investments by their clients or customers in the Fund, in an amount up to 1% of those investments. Alger Inc. may also from time to time, at its expense from its own resources, make payments to other financial intermediaries that provide shareholder servicing, or transaction processing, with such payments structured as a percentage of gross sales, a percentage of net assets, and/or as a fixed dollar amount (the latter as a per account fee or as reimbursement for transactions processing and transmission charges). Payments under these other arrangements may vary but generally will not exceed 0.50% annually of Fund assets or 0.50% annually of Fund sales attributable to that financial intermediary. Alger Inc. determines whether to make any additional cash payments and the amount of any such payments in response to requests from financial intermediaries, based on factors Alger Inc. deems relevant. Factors considered by Alger, Inc. generally include the financial intermediary’s reputation, ability to attract and retain assets for the Fund, expertise in distributing a particular class of shares of the Fund, entry into target markets, and/or quality of service.

Financial intermediaries with whom Alger Inc. has its most significant arrangements to make additional cash compensation payments are ADP, American Enterprise Investment, Charles Schwab, Citistreet Retirement Services, First Clearing LLC, GWFS, Hartford, ING, LPL Financial Corporation, Merrill Lynch, M & I Brokerage Services Inc., MML Investors Services Inc., Morgan Stanley, National Financial Services, Nationwide Investment Services Corp., Pershing, Princor Financial, Prudential, UBS and Wachovia. In addition, Alger, Inc. may make payments to dealer firms in the form of payments for marketing support, seminar support, training meetings, or comparable expenses in the discretion of Alger Inc. Please contact your financial intermediary for details about revenue sharing payments it may receive. Any payments described above will not change the price paid by investors for the purchase of shares of the Fund or the amount of proceeds received by the Fund on the sale of shares.

CODE OF ETHICS

Alger Management personnel (“Access Persons”) are permitted to engage in personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to the restrictions and procedures of the Fund’s Code of Ethics. Pursuant to the Code of Ethics, Access Persons generally must preclear all personal securities transactions prior to trading and are subject to certain prohibitions on personal trading. You can obtain a copy of the Fund’s Code of Ethics by calling the Fund toll-free at (800) 254-3796.

TAXES

The following is a summary of selected federal income tax considerations that may affect the Fund and its shareholders. The summary is not intended to substitute for individual tax advice and investors are urged to consult their own tax advisers as to the federal, state and local tax consequences of investing in the Fund.

The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If qualified as a regulated investment company, the Fund will pay no federal income taxes on its taxable net investment income (that is, taxable income other than net realized capital gains) and its net realized capital gains that are distributed to shareholders. To qualify under Subchapter M, the Fund must, among other things: (1) distribute to its shareholders at least 90% of its taxable net investment income and net realized short-term capital gains; (2) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities, or other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to the Fund’s business of investing in securities; and (3) diversify its holdings so that, at the end of each fiscal quarter of the Fund (a) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and other securities, with those other securities limited, with respect to any one issuer, to an amount no greater in value than 5% of the Fund’s total assets and to not more than 10% of the outstanding voting securities of the issuer, and (b) not more than 25% of the market value of the Fund’s assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers that the Fund controls and that are determined to be in the same or similar trades or businesses or related trades or businesses. In meeting these requirements, the Fund may be restricted in the utilization of certain of the investment techniques described above and in the Fund’s prospectus. As a regulated investment company, the Fund is subject to a non-deductible excise tax of 4% with respect to certain undistributed amounts of income and capital gains during the calendar year. The Fund expects to make additional distributions or change the timing of its distributions so as to avoid the application of this tax. Although the Fund expects to make such distributions as are necessary to avoid the application of this tax, certain of such distributions, if made in January, might be included in the taxable income of shareholders in the year ended in the previous December.

Payments reflecting the dividend income of the Fund will not qualify for the dividends-received deduction for corporations if the Fund sells the underlying stock before satisfying a 46-day holding period requirement (91 days for certain preferred stock). Dividends-received deductions will be allowed to a corporate shareholder only if similar holding period requirements with respect to shares of the Fund have been met.

In general, any gain or loss on the redemption or exchange of Fund shares will be long-term capital gain or loss if held by the shareholder for more than one year, and will be short-term capital gain or loss if held for one year or less. However, if a shareholder receives a distribution taxable as long-term capital gain with respect to Fund shares, and redeems or exchanges the shares before holding them for more than six months, any loss on the redemption or exchange up to the amount of the distribution will be treated as a long-term capital loss.

Dividends of the Fund’s net investment income and distributions of its short-term capital gains will generally be taxable as ordinary income. Distributions of long-term capital gains will be taxable as such at the appropriate rate, regardless of the length of time you have held shares of the Fund.

If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund’s gross income as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings and shareholders may receive dividends in an earlier year than would otherwise be the case.

Investors considering buying shares of the Fund just prior to a record date for a taxable dividend or capital gain distribution should be aware that, regardless of whether the price of the Fund shares to be purchased reflects the amount of the forthcoming dividend or distribution payment, any such payment will be a taxable dividend or distribution payment.

If a shareholder fails to furnish a correct taxpayer identification number, fails to fully report dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to such withholding, then the shareholder may be subject to a 28% “backup withholding tax” with respect to (i) any taxable dividends and distributions and (ii) any proceeds of any redemption of Fund shares. An individual’s taxpayer identification number is his or her social security number. The backup withholding tax is not an additional tax and may be credited against a shareholder’s regular federal income tax liability.

Shortly after the close of each calendar year, you will receive a statement setting forth the dollar amounts of dividends and any distributions for the prior calendar year and the tax status of the dividends and distributions for federal income tax purposes. You should consult your tax adviser to assess the federal, state and local tax consequences of investing in the Fund. This discussion is not intended to address the tax consequences of an investment by a nonresident alien.

DIVIDENDS

Each share class will be treated separately in determining the amounts of dividends or investment income and distributions of capital gains payable to holders of its shares. Dividends and distributions will be automatically reinvested at net asset value on the payment date in additional shares of the class that paid the dividend or distribution at net asset value, unless you elected in writing to have all dividends and distributions paid in cash or reinvested at net asset value into the same class of shares of another identically registered Alger Fund account you have established. In addition, accounts whose dividend/distribution checks have been returned as undeliverable shall reinvest that dividend/distribution at the net asset value next determined after the Transfer Agent receives the undelivered check. Furthermore, all future dividend/distribution checks shall be reinvested automatically at net asset value on the payment date until a written request for reinstatement of cash distribution and a valid mailing address are provided by the shareholder(s). Shares purchased through reinvestment of dividends and distributions are not subject to a CDSC or front-end sales charge except as described above. Dividends of the Fund are declared and paid annually. Distributions of any net realized short-term and long-term capital gains earned by a Fund usually will be made annually after the close of the fiscal year in which the gains are earned.

The classes of a Fund may have different dividend and distribution rates. Class A dividends generally will be greater than those of Class C due to the higher Rule 12b-1 fees associated with Class C shares. However, dividends paid to each class of shares in a Fund will be declared and paid at the same time and will be determined in the same manner as those paid to each other class.

CUSTODIAN AND TRANSFER AGENT

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109 serves as custodian of the Fund’s assets pursuant to a custodian agreement. State Street Bank and Trust Company, (“State Street”) 225 Franklin Street, Boston, Massachusetts 02110 serves as transfer agent for the Fund pursuant to a transfer agency agreement with transfer agency services provided by State Street’s affiliate, Boston Financial Data Services, Inc. (“Boston Financial”). Under the transfer agency agreement Boston Financial processes purchases and redemptions of shares of the Fund, maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Fund and distributes any dividends and distributions payable by the Fund. The Fund, Alger Inc. (or its affiliates) and non-affiliated third-party service providers may enter into agreements for recordkeeping services.

Pursuant to the transfer agency agreement, Boston Financial is compensated on a per-account and a percentage of net assets basis. The Fund has entered into a Shareholder Administrative Services Agreement with Alger Management to act as a liaison and to provide administrative oversight of Boston Financial and related services. During the fiscal year ended October 31, 2010, the Fund paid approximately $16,967 to Alger Management, under the Shareholder Administrative Services Agreement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP serves as the Fund’s independent registered public accounting firm.

CERTAIN SHAREHOLDERS

The following table contains information regarding persons who own of record five percent or more of the shares of the Fund. All holdings are expressed as a percentage of a class of the Fund’s outstanding shares as of January 31, 2011. Unless otherwise indicated, the Fund has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially. The Trustees and officers of the Fund, as a group, held directly less than 1% of the shares of each class of the Fund.

Class A
MLPF&S For the Sole Benefit of Its Customers ATTN: Fund Administration 97RM2 4800 Deer Lake Dr. E. 2nd Fl Jacksonville, FL 32246-6484	11.92%
Wells Fargo Advisors Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	7.22%

Class C
MLPF&S For the Sole Benefit of Its Customers ATTN: Fund Administration 97RM2 4800 Deer Lake Dr. E. 2nd Fl Jacksonville, FL 32246-6484	22.85%
Wells Fargo Advisors Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	11.72%

ORGANIZATION

The Fund has been organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated February 14, 2003 (the “Trust Agreement”).

From inception through March 1, 2008, the Fund issued shares of a single class, which were redesignated as Class A shares on January 24, 2005. Effective March 1, 2008, the Fund has offered Class C shares.

Although, as a Massachusetts business trust, the Fund is not required by law to hold annual shareholder meetings, it may hold meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Trust’s Declaration of Trust.

Meetings of shareholders normally will not be held for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Under the Act, shareholders of record of no less than two-thirds of the outstanding shares of the Fund may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Trust Agreement, the Trustees are required to call a meeting of shareholders for the purpose of voting on the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Fund’s outstanding shares.

Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares have equal voting rights, which cannot be adversely modified other than by majority vote. Shares are transferable but have no preemptive, conversion or subscription rights. The Fund does not issue physical certificates representing shares of the Fund.

The Class A and C shares differ in that: (a) each class has a different class designation; (b) the Class A shares are subject to initial sales charges; (c) the Class C shares are subject to CDSCs, and certain Class A shares may also be subject to a CDSC; (d) each of Class A and C shares are subject to different distribution and/or service fees under the Distribution Plans; (e) to the extent that one class alone is affected by a matter submitted to a vote of the shareholders, then only that class has voting power on the matter; and (f) the exchange privileges and conversion rights of each class differ from those of the others.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility that the Fund believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

The Fund is classified as a “diversified” investment company under the Act. A “diversified” investment company is required, with respect to 75% of its assets, to limit its investment in any one issuer (other than the U.S. government) to no more than 5% of the investment company’s total assets. The Fund intends to continue to qualify as a “regulated investment company” under the Internal Revenue Code; one of the requirements for such qualification is a quarterly diversification test, applicable to 50% (rather than 75%) of the Fund’s assets, similar to the requirement stated above.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees of the Fund has delegated authority to vote all proxies related to the Fund’s portfolio securities to Alger Management, the Fund’s investment manager. Alger Management, an investment adviser registered under the Investment Advisers Act of 1940, as amended, maintains discretionary authority over client accounts, including the Fund, and is responsible for voting proxies of securities held in the Fund. Management views the responsibility its clients have entrusted to it seriously and has adopted and implemented written policies and procedures designed to ensure that proxies are voted in the best interests of its clients.

Alger Management delegates its proxy voting authority for U.S. securities held in the Fund to RiskMetrics Group (“RMG”), a leading proxy voting service provider and registered investment adviser. RMG votes proxies strictly in accordance with pre-determined proxy voting guidelines in order to minimize conflicts of interest. The pre-determined proxy voting guidelines, which are summarized below, address matters such as operations, board of directors, proxy contests, anti-takeover defenses, mergers and corporate restructuring, state of incorporation, capital structure, executive and director compensation, social and environmental issues and mutual fund proxies. RMG will recuse itself from voting proxies should it have a material conflict of interest with the company whose proxies are at issue. Alger Management monitors RMG’s proxy voting policies and procedures on a quarterly basis to ensure that the proxies are voted in the best interests of the Fund. Further, Management has developed a Proxy Voting Committee, which makes voting determinations in the event of a conflict of interest.

Management maintains records of its proxy voting policies and procedures. Management or RMG, on Management’s behalf, maintains proxy statements received regarding securities held by the Fund; records of votes cast on behalf of the Fund; records of Fund requests for proxy voting information; and any documents prepared that were material to making a voting decision.

No later than August 31st each year, the Fund’s proxy voting record for the most recent 12 months ended June 30th will be available upon request by calling (800) 254-3796 and/or the fund’s website and on the Securities and Exchange Commission’s website at http://www.sec.gov.

The following is a summary of the pre-determined voting guidelines used by Alger Management or RMG, on Alger Management’s behalf, to vote proxies of securities held by the Fund.

Operational Issues

Vote FOR proposals to ratify auditors, unless an auditor has a financial interest in the company, fees for non-audit services are excessive or there is reason to believe that the auditor’s opinion is inaccurate.

Board of Directors

Votes on director nominees in uncontested elections are made on a CASE-BY-CASE basis, examining such factors as the independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity.

Proxy Contests

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis considering such factors as the management’s track record, qualifications of director nominees and an evaluation of what each side is offering shareholders.

Anti-Takeover Defenses

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Mergers and Corporate Restructurings

Vote on a CASE-BY-CASE basis on mergers and corporate restructurings based on factors such as financial issues and terms of the offer.

State of Incorporation

Proposals for changing a company’s state of incorporation are evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating.

Capital Structure

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights; Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed.

Executive and Director Compensation

Votes are determined on a CASE-BY-CASE basis analyzing the estimated dollar cost for the proposed plan.

Social and Environmental Issues

Votes are determined on a CASE-BY-CASE basis, with a focus on how the proposal will enhance the economic value of the company.

Mutual Fund Proxies

Votes to elect directors are determined on a CASE-BY-CASE basis, considering factors such as board structure and director independence and qualifications.

FINANCIAL STATEMENTS

The Fund’s audited financial statements for the year ended October 31, 2010 are contained in its Annual Report to Shareholders for that period and are hereby incorporated by reference. Copies of the Annual Report to Shareholders may be obtained by telephoning (800) 254-3796.

POTENTIAL CONFLICTS OF INTEREST

Information in the following discussion relating to the business, practices, policies and rights of Alger Management and its affiliates has been provided by Alger Management.

Summary

Alger Management and its affiliates include a broker-dealer, asset management and other related financial services organizations. As such, it acts as an investor, investment manager, and investment adviser, and has other direct and indirect interests in the equity markets in which the Fund directly and indirectly invests. As a result, Alger Management, and its affiliates, directors, partners, trustees, managers, members, officers and employees (collectively for purposes of this “Potential Conflicts of Interest” section, “Alger”), including those who may be involved in the management, sales, investment activities, business operations or distribution of the Fund, are engaged in businesses and have interests other than that of managing the Fund. The Fund will not be entitled to compensation related to such businesses. These activities and interests include multiple potential advisory, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the Fund and its service providers. These are considerations of which shareholders should be aware, and which may cause conflicts that could disadvantage the Fund.

As a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), Alger Management is required to file and maintain a registration statement on Form ADV with the SEC. Form ADV contains information about assets under management, types of fee arrangements, types of investments, potential conflicts of interest, and other relevant information regarding Alger Management. A copy of Part 1 of Alger Management’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).

Potential Conflicts Relating to Portfolio Decisions, the Sale of Fund Shares and the Allocation of Investment Opportunities

Alger’s Other Activities May Have an Impact on the Fund

Alger Management makes decisions for the Fund in accordance with its obligations as investment adviser of the Fund. However, Alger’s other activities may have a negative effect on the Fund. As a result of the various activities and interests of Alger described above, it is possible that the Fund will have business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Alger performs or seeks to perform services. It is also likely that the Fund will undertake transactions in securities in which Alger has direct or indirect interests. In addition, while Alger Management will make decisions for the Fund in accordance with its obligations to manage the Fund appropriately, the fees, allocations, compensation and other benefits to Alger (including benefits relating to business relationships of Alger) arising from those decisions may be greater as a result of certain portfolio, investment, service provider or other decisions made by Alger Management for the Fund than they would have been had other decisions been made which also might have been appropriate for the Fund. For example, Alger Management may make the decision to have Alger or an affiliate thereof provide administrative or other services to the Fund instead of hiring an unaffiliated administrator or other service provider, provided that such engagement is on market terms, as determined by the Fund or the Fund’s Board in its discretion.

Alger conducts broker-dealer and other activities. This business may give Alger access to the current status of certain markets, investments and funds. As a result of these activities and the access and knowledge arising from those activities, parts of Alger may be in possession of information in respect of markets, investments and funds, which, if known to Alger Management, might cause Alger Management to seek to dispose of, retain or increase interests in investments held by the Fund or acquire certain positions on behalf of the Fund. Alger disclaims any duty to make any such information available to Alger Management or in particular the personnel of Alger Management making investment decisions on behalf of the Fund.

Alger’s or Intermediaries’ Financial and Other Interests and Relationships May Incentivize Alger or Intermediaries to Promote the Sale of Certain Fund Shares

Alger, its personnel and other financial service providers, have interests in promoting sales of shares of the Fund. With respect to both Alger and its personnel, the remuneration and profitability relating to services to and sales of shares of certain funds or other products may be greater than the remuneration and profitability relating to services to and sales of other funds that might be provided or offered.

Conflicts may arise in relation to sales-related incentives. Alger and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Fund or its shareholders. Alger and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for some products or services, and the remuneration and profitability to Alger and such personnel resulting from transactions on behalf of or management of the Fund may be greater than the remuneration and profitability resulting from other funds or products.

Conflicts may arise in relation to sales-related incentives. Alger and its personnel may receive greater compensation or greater profit in connection with certain funds than with other funds. Differentials in compensation may be related to the fact that Alger may pay a portion of its advisory fee to an unaffiliated investment adviser, or to other compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of Alger and its personnel to recommend certain funds over other funds.

Alger may also have relationships with, and purchase, or distribute or sell, services or products from or to, distributors, consultants and others who recommend the Fund, or who engage in transactions with or for the Fund. For example, Alger regularly participates in industry and consultant sponsored conferences and may purchase educational, data related or other services from consultants or other third parties that it deems to be of value to its personnel and its business. The products and services purchased from consultants may include, but are not limited to, those that help Alger understand the consultant’s points of view on the investment management process. Consultants and other parties that provide consulting or other services or provide service platforms for employee benefit plans to potential investors in the Fund may receive fees from Alger or the Fund in connection with the distribution of shares in the Fund or other Alger products. For example, Alger may enter into revenue or fee sharing arrangements with consultants, service providers, and other intermediaries relating to investments in mutual funds, or other products or services offered or managed by Alger Management. Alger may also pay a fee for membership in industry-wide or state and municipal organizations or otherwise help sponsor conferences and educational forums for investment industry participants including, but not limited to, trustees, fiduciaries, consultants, administrators, state and municipal personnel and other clients. Alger’s membership in such organizations allows Alger to participate in these conferences and educational forums and helps Alger interact with conference participants and to develop an understanding of the points of view and challenges of the conference participants. In addition, Alger’s personnel, including employees of Alger, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the Fund or that may recommend investments in the Fund or distribute the Fund. In addition, Alger, including Alger Management, may make charitable contributions to institutions, including those that have relationships with clients or personnel of clients. Personnel of Alger may also make political contributions. As a result of the relationships and arrangements described in this paragraph, consultants, distributors and other parties may have conflicts associated with their promotion of the Fund or other dealings with the Fund that create incentives for them to promote the Fund or certain portfolio transactions.

To the extent permitted by applicable law, Alger or the Fund may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote current or future accounts or funds managed or advised by Alger (including Alger Management) or in which Alger (including Alger Management) or its personnel have interests (collectively, the “Client/Alger Accounts”), the Fund and other products. In addition to placement fees, sales loads or similar distribution charges, payments may be made out of Alger’s assets, or amounts payable to Alger rather than a separately identified charge to the Fund, Client/Alger Accounts or other products. Such payments may compensate Intermediaries for, among other things: marketing the Fund, Client/Alger Accounts and other products (which may consist of payments resulting in or relating to the inclusion of the Fund Client/Alger Accounts and other products on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries); access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; fees for directing investors to the Fund, Client/Alger Accounts and other products; “finders fees” or “referral fees” or other fees for providing assistance in promoting the Fund, Client/Alger Accounts and other products (which may include promotions in communications with the Intermediaries’ customers, registered representatives and salespersons); and/or other specified services intended to assist in the distribution and marketing of the Fund, Client/Alger Accounts and other products. Such payments may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of interests sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or promotions. Furthermore, subject to applicable law, such payments may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs. The additional payments by Alger may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing or other investor services that are in addition to the fees paid for these services by such products.

The payments made by Alger or the Fund may be different for different Intermediaries. The payments may be negotiated based on a range of factors, including but not limited to, ability to attract and retain assets, target markets, customer relationships, quality of service and industry reputation. Payment arrangements may include breakpoints in compensation which provide that the percentage rate of compensation varies as the dollar value of the amount sold or invested through an Intermediary increases. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend certain products based, at least in part, on the level of compensation paid.

Potential Conflicts Relating to the Allocation of Investment Opportunities Among the Fund and Other Alger Accounts

Alger has potential conflicts in connection with the allocation of investments or transaction decisions for the Fund. For example, the Fund may be competing for investment opportunities with Client/Alger Accounts. The Client/Alger Accounts may provide greater fees or other compensation (including performance based fees), equity or other interests to Alger (including Alger Management).

Alger may manage or advise Client/Alger Accounts that have investment objectives that are similar to those of the Fund and/or may seek to make investments in securities or other instruments, sectors or strategies in which the Fund may invest. This may create potential conflicts where there is limited availability or limited liquidity for those investments. Transactions in investments by multiple Client/Alger Accounts (including accounts in which Alger and its personnel have an interest), other clients of Alger or Alger itself may have the effect of diluting or otherwise negatively affecting the values, prices or investment strategies associated with securities held by Client/Alger Accounts, or the Fund, particularly, but not limited to, in small capitalization or less liquid strategies. Alger Management has developed policies and procedures that provide that it will allocate investment opportunities and make purchase and sale decisions among the Fund and other Client/Alger Accounts in a manner that it considers, in its sole discretion but consistent with its fiduciary obligation to the Fund and Client/Alger Accounts, to be equitable.

In many cases, these policies result in the pro rata allocation of limited opportunities across the Fund and Client/Alger Accounts, but in many other cases the allocations reflect numerous other factors based upon Alger Management’s good faith assessment of the best use of such limited opportunities relative to the objectives, limitation and requirements of the Fund and Client/Alger Accounts and applying a variety of factors including those described below. Alger Management seeks to treat all clients reasonably in light of all factors relevant to managing an account, and in some cases it is possible that the application of the factors described below may result in allocations in which certain accounts may receive an allocation when other accounts do not. The application of these factors as described below may result in allocations in which Alger and Alger employees may receive an allocation or an opportunity not allocated to other Client/Alger Accounts or the Fund. Allocations may be based on numerous factors and may not always be pro rata based on assets managed.

Alger Management will make allocations related decisions with reference to numerous factors. These factors may include, without limitation, (i) account investment horizons, investment objectives and guidelines; (ii) different levels of investment for different strategies; (iii) client-specific investment guidelines and restrictions; (iv) the expected future capacity of the Fund or Client/Alger Accounts; (v) fully directed brokerage accounts; (vi) tax sensitivity of accounts; (vii) suitability requirements and the nature of investment opportunity; (viii) account turnover guidelines; (ix) cash and liquidity considerations, including without limitation, availability of cash for investment; (x) relative sizes and expected future sizes of applicable accounts; (xi) availability of other appropriate investment opportunities; and/or (xii) minimum denomination, minimum increments, de minimus threshold and round lot considerations. Suitability considerations can include without limitation (i) relative attractiveness of a security to different accounts; (ii) concentration of positions in an account; (iii) appropriateness of a security for the benchmark and benchmark sensitivity of an account; (iv) an account’s risk tolerance, risk parameters and strategy allocations; (v) use of the opportunity as a replacement for a security Alger believes to be attractive for an account; and/or (vi) considerations related to giving a subset of accounts exposure to an industry. In addition, the fact that certain Alger personnel are dedicated to one or more funds, accounts or clients may be a factor in determining the allocation of opportunities sourced by such personnel. Reputational matters and other such considerations may also be considered.

During periods of unusual market conditions, Alger Management may deviate from its normal trade allocation practices. For example, this may occur with respect to the management of unlevered and/or long-only funds or accounts that are typically managed on a side-by-side basis with levered and/or long-short funds or accounts. During such periods, Alger Management will seek to exercise a disciplined process for determining its actions to appropriately balance the interests of all accounts, including the Fund, as each determines in its sole discretion.

In addition to allocations of limited availability investments, Alger may, from time to time, develop and implement new investment opportunities and/or trading strategies, and these strategies may not be employed in all accounts (including the Funds) or pro rata among the accounts where they are employed, even if the strategy is consistent with the objectives of all accounts. Alger may make decisions based on such factors as strategic fit and other portfolio management considerations, including, without limitation, an account’s capacity for such strategy, the liquidity of the strategy and its underlying instruments, the account’s liquidity, the business risk of the strategy relative to the account’s overall portfolio make-up, and the lack of efficacy of, or return expectations from, the strategy for the account, and such other factors as Alger deems relevant in its sole discretion. For example, such a determination may, but will not necessarily, include consideration of the fact that a particular strategy will not have a meaningful impact on an account given the overall size of the account, the limited availability of opportunities in the strategy and the availability of other strategies for the account.

Allocation decisions among accounts may be more or less advantageous to any one account or group of accounts. As a result of these allocation issues, the amount, timing, structuring or terms of an investment by the Fund may differ from, and performance may be lower than, investments and performance of other Client/Alger Accounts.

Notwithstanding anything in the foregoing, the Fund may or may not receive opportunities sourced by Alger businesses and affiliates. Such opportunities or any portion thereof may be offered to Client/Alger Accounts, Alger or affiliates thereof, all or certain investors of the Fund, or such other persons or entities as determined by Alger in its sole discretion. According to Alger Management, the Fund will have no rights and will not receive any compensation related to such opportunities.

Alger Management and/or its affiliates manage accounts of clients of Alger’s separate account business. Such clients receive advice from Alger by means of separate accounts (“Separate Accounts”). With respect to the Fund, Alger Management may follow a strategy that is expected to be similar over time to that delivered by the Separate Accounts. Each of the Fund and the Separate Account clients are subject to independent management and, given the independence in the implementation of advice to these accounts, there can be no warranty that such investment advice will be implemented simultaneously. Neither Alger Management nor its affiliates will always know when advice issued has been executed (if at all) and, if so, to what extent. While Alger Management and its affiliates will use reasonable endeavors to procure timely execution, it is possible that prior execution for or on behalf of the Separate Accounts could adversely affect the prices and availability of the securities and instruments in which the Fund invests.

Other Potential Conflicts Relating to the Management of the Fund by Alger Management

Potential Restrictions and Issues Relating to Information Held by Alger

From time to time, Alger may come into possession of material, non-public information or other information that could limit the ability of the Fund to buy and sell investments. The investment flexibility of the Fund may be constrained as a consequence. Alger Management generally is not permitted to obtain or use material non-public information in effecting purchases and sales in public securities transactions for the Fund.

Issues Relating to the Valuation of Assets by Multiple Divisions or Units Within Alger

Certain securities and other assets in which the Fund may invest may not have a readily ascertainable market value and will be valued by Alger Management in accordance with the valuation guidelines described in the valuation procedures adopted by the Fund. Such securities and other assets may constitute a substantial portion of the Fund’s investments.

Alger Management may face a conflict of interest in valuing the securities or assets in the Fund’s portfolio that lack a readily ascertainable market value.  Such valuations will affect Alger Management’s compensation. Alger Management will value such securities and other assets in accordance with the valuation policies in the Fund’s procedures.

Potential Conflicts Relating to Alger’s Proprietary Activities and Activities On Behalf of Other Accounts

The results of the investment activities of the Fund may differ significantly from the results achieved by Alger for its proprietary accounts and from the results achieved by Alger for other Client/Alger Accounts. Alger Management will manage the Fund and its other Client/Alger Accounts in accordance with their respective investment objectives and guidelines. However, Alger may give advice, and take action, with respect to any current or future Client/Alger Accounts that may compete or conflict with the advice Alger Management may give to the Fund including with respect to the return of the investment, the timing or nature of action relating to the investment or method of exiting the investment.

Transactions undertaken by Alger or Client/Alger Accounts may adversely impact the Fund. Alger and one or more Client/Alger Accounts may buy or sell positions while the Fund is undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Fund. In addition, Alger Management and other Alger affiliates may manage funds or accounts, and Alger may be invested in funds or accounts, that have similar investment objectives or portfolios to that of the Fund, and events occurring with respect to such funds or accounts could affect the performance of the Fund. For example, in the event that withdrawals of capital or performance losses result in such a fund or account de-leveraging its portfolio by selling securities, this could result in securities of the same issuer, strategy or type held by the Fund falling in value, which could have a material adverse effect on the Fund. Conflicts may also arise because portfolio decisions regarding the Fund may benefit Alger or other Client/Alger Accounts.

In addition, transactions in investments by one or more Client/Alger Accounts and Alger may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund, particularly, but not limited to, in small capitalization or less liquid strategies. For example, this may occur when portfolio decisions regarding the Fund are based on research or other information that is also used to support portfolio decisions for other Client/Alger Accounts. When Alger or a Client/Alger Account implements a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies for the Fund (whether or not the portfolio decisions emanate from the same research analysis or other information), market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such portfolio decisions or strategies could be increased or the Fund could otherwise be disadvantaged. Alger may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences to Client/Alger Accounts, which may cause the Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Alger Management may, but is not required to aggregate purchase or sale orders for the Fund with trades for other funds or accounts managed by Alger, including Client/Alger Accounts. When orders are aggregated for execution, it is possible that Alger and Alger employee interests will receive benefits from such transactions, even in limited capacity situations. While Alger Management maintains policies and procedures that it believes are reasonably designed to deal equitably with conflicts of interest that may arise in certain situations when purchase or sale orders for the Fund are aggregated for execution with orders for Client/Alger Accounts, in some cases Alger Management will make allocations to accounts in which Alger and/or employees have an interest. Alger Management does not generally aggregate trades on behalf of wrap fee accounts at the present time. “Wrap fees” usually cover execution costs only when trades are placed with the sponsor of the account. Trades through different sponsors are generally not aggregated. Alger Management’s policy provides that wrap accounts generally trade after other accounts, including the Funds.

The directors, officers and employees of Alger, including Alger Management, may buy and sell securities or other investments for their own accounts (including through investment funds managed by Alger, including Alger Management). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the Fund. To reduce the possibility that the Fund will be materially adversely affected by the personal trading described above, each of the Fund and Alger, as the Fund’s Investment Adviser and distributor, has established policies and procedures that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. The Fund, Alger Management and its affiliate, the distributor, have adopted codes of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the Act and monitoring procedures relating to certain personal securities transactions by personnel of Alger Management which Alger Management deems to involve potential conflicts involving such personnel, Client/Alger Accounts managed by Alger Management and the Fund. The Codes of Ethics require that personnel of Alger Management comply with all applicable federal securities laws and with the fiduciary duties and anti-fraud rules to which Alger Management is subject. The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies may also be obtained after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, DC 20549-0102, or by electronic request to publicinfo@sec.gov.

Alger and one or more Client/Alger Accounts (including the Fund) may also invest in different classes of securities of the same issuer. As a result, one or more Client/Alger Accounts may pursue or enforce rights with respect to a particular issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. For example, if a Client/Alger Account holds debt securities of an issuer and the Fund holds equity securities of the same issuer, if the issuer experiences financial or operational challenges, the Client/Alger Account which holds the debt securities may seek a liquidation of the issuer, whereas the Fund which holds the equity securities may prefer a reorganization of the issuer. In addition, Alger Management may also, in certain circumstances, pursue or enforce rights with respect to a particular issuer jointly on behalf of one or more Client/Alger Accounts, the Fund, or Alger employees. The Fund may be negatively impacted by Alger’s and other Client/Alger Accounts’ activities, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case had Alger and other Client/Alger Accounts not pursued a particular course of action with respect to the issuer of the securities. In addition, in certain instances personnel of Alger Management may obtain information about the issuer that would be material to the management of other Client/Alger Accounts which could limit the ability of personnel of Alger Management to buy or sell securities of the issuer on behalf of the Fund.

Alger May In-Source or Outsource

Subject to applicable law, Alger, including Alger Management, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the Fund in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

Potential Conflicts That May Arise When Alger Acts in a Capacity Other Than Investment Adviser to the Fund

Potential Conflicts Relating to Cross Transactions

To the extent permitted by applicable law, the Fund may enter into “cross transactions” (i.e., where an investment adviser causes the Fund to buy securities from, or sell a security to, another client of Alger Management or its affiliates). Alger may have a potentially conflicting division of loyalties and responsibilities to both parties to a cross transaction. For example, in a cross transaction, Alger Management will represent both the Fund on one side of a transaction and another account on the other side of the transaction (including an account in which Alger or its affiliates may have a proprietary interest) in connection with the purchase of a security by the Fund. Alger Management will ensure that any such cross transactions are effected on commercially reasonable market terms and in accordance with applicable law, including but not limited to Alger Management’s fiduciary duties to such entities.

Potential Conflicts That May Arise When Alger Acts in a Capacity Other Than as Investment Adviser to the Fund

To the extent permitted by applicable law, Alger may act as broker, dealer, or agent for the Funds. It is anticipated that the commissions, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by Alger will be in its view commercially reasonable, although Alger, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to Alger and such sales personnel at rates and on other terms arranged with Alger.

Alger may be entitled to compensation when it acts in capacities other than as Alger Management, and the Fund will not be entitled to any such compensation. For example, Alger (and its personnel and other distributors) will be entitled to retain fees and other amounts that it receives in connection with its service to the Fund as broker, dealer, agent, or in other commercial capacities and no accounting to the Fund or their shareholders will be required, and no fees or other compensation payable by the Fund or its shareholders will be reduced by reason of receipt by Alger of any such fees or other amounts.

When Alger acts as broker, dealer, or agent, or in other commercial capacities in relation to the Fund, Alger may take commercial steps in its own interests, which may have an adverse effect on the Fund.

Potential Conflicts in Connection with Brokerage Transactions and Proxy Voting

To the extent permitted by applicable law, purchases and sales of securities for the Fund may be bunched or aggregated with orders for other Client/Alger Accounts. Alger Management, however, is not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if it determines that bunching or aggregating is not practicable, or required with respect to involving client directed accounts.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the participating Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

Alger Management may select brokers (including, without limitation, affiliates of Alger Management) that furnish Alger Management, the Fund, other Client/Alger Accounts or their affiliates or personnel, directly or through correspondent relationships, with proprietary research or other appropriate services which provide, in Alger Management’s views, appropriate assistance to Alger Management in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer databases; quotation equipment and services; and research-oriented computer hardware, software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Fund and other Client/Alger Accounts, including in connection with Client/Alger Accounts other than those that pay commissions to the broker relating to the research or other service arrangements. To the extent permitted by applicable law, such products and services may disproportionately benefit other Client/Alger Accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other Client/Alger Accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other Client/Alger Accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Fund and to such other Client/Alger Accounts. To the extent that Alger Management uses soft dollars, it will not have to pay for those products and services itself. Alger Management may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that Alger Management receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by Alger Management.

Alger Management may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services Alger Management believes are useful in its investment decision-making process. Alger Management may from time to time choose not to engage in the above described arrangements to varying degrees.

Alger Management has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with Alger Management’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of Alger Management may have the effect of favoring the interests of other clients or businesses of other divisions or units of Alger and/or its affiliates provided that Alger Management believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see the section of this SAI entitled “Proxy Voting Policies and Procedures.”

Potential Regulatory Restrictions on Investment Adviser Activity

From time to time, the activities of the Funds may be restricted because of regulatory or other requirements applicable to Alger and/or its internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by Alger would not be subject to some of those considerations. Certain activities and actions may be considered to result in reputational risk or disadvantage for the management of the Funds as well as for Alger. Similar situations could arise if Alger personnel serve as directors of companies the securities of which a Fund wishes to purchase or sell or is representing or providing financing to another potential purchaser. The larger Alger Management’s investment advisory business and Alger’s businesses, the larger the potential that these restricted list policies will impact investment transactions.

Investment Manager:

Fred Alger Management, Inc.
111 Fifth Avenue
New York, New York 10003

Distributor:

Fred Alger & Company, Incorporated

111 Fifth Avenue

New York, New York 10003

Transfer Agent:

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
Attn: The China U.S.-Growth Fund
P.O. Box 8480

Boston, Massachusetts 02266-8480

Custodian Bank:

Brown Brothers Harriman & Co.

40 Water Street

Boston, Massachusetts 02109

Independent Registered Public
Accounting Firm:

Deloitte & Touche LLP

Two World Financial Center

New York, New York 10281

Counsel:

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038

Alger China-U.S.
Growth Fund

STATEMENT OF
ADDITIONAL
INFORMATION

March 1, 2011, As Revised October 11, 2011

CSAI